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                                 EXHIBIT 10.7.2
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                                   COMBANCORP

                          EMPLOYEE STOCK OWNERSHIP PLAN
        (Amended and Restated Effective Generally As of January 1, 1989)

                                   COMBANCORP

                           EMPLOYEE STOCK SAVINGS PLAN
                            (Effective April 1, 1995)
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                                TABLE OF CONTENTS

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Article/Section   Subject                                                   Page
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
ARTICLE I         INTRODUCTION .........................................       1

    Section 1.1   Amendment of the Plan ................................       1

ARTICLE II        DEFINITIONS ..........................................       3

    Section 2.1   Definitions ..........................................       3
    Section 2.2   Gender and Number ....................................      15

ARTICLE III       ELIGIBILITY AND PARTICIPATION ........................      16

    Section 3.1   Eligibility Requirements .............................      16
    Section 3.2   Enrollment of Participants ...........................      16
    Section 3.4   Transfers to Participation ...........................      17
    Section 3.5   Transfers to Inactive Participation ..................      17

ARTICLE IV        EMPLOYER CONTRIBUTIONS ...............................      18

    Section 4.1   Employer Contributions ...............................      18
    Section 4.2   Allocation of Employer Contributions .................      19
    Section 4.3   Limitation on Employer Matching Contributions ........      20
    Section 4.4   Distribution of Excess Aggregate Contributions .......      21
    Section 4.5   Disposition of Forfeitures ...........................      24
    Section 4.6   Payment of Contributions .............................      24
    Section 4.7   Obligations ..........................................      24
    Section 4.8   Exempt Loans .........................................      24

ARTICLE V         PRETAX DEFERRALS .....................................      29

    Section 5.1   Pretax Deferrals .....................................      29
    Section 5.2   Election Procedures ..................................      29
    Section 5.3   Election Changes .....................................      29
    Section 5.4   Discontinuance of Pretax Deferrals ...................      30
    Section 5.5   Salary Reduction .....................................      30
    Section 5.6   Limitations on Pretax Deferrals ......................      30
    Section 5.7   Distribution of Excess Deferral Amounts - Deferrals
                  Over $7,000 ..........................................      32
    Section 5.8   Distribution of Excess Contributions - Contributions
                  Over Nondiscrimination Limits ........................      33
    Section 5.9   Reduction for Excess Deferrals Distributed ...........      35

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
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Article/Section   Subject                                                   Page
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    Section 5.10  Transfer of Pretax Deferrals .........................      35
    Section 5.11  Crediting of Pretax Deferrals ........................      35
    Section 5.12  Ordering of Excess Contribution Adjustments ..........      35
    Section 5.13  Restrictions on Distributions ........................      35
    Section 5.14  Multiple Use of Alternative Limitations ..............      36

ARTICLE VI        PARTICIPANTS' VOLUNTARY CONTRIBUTIONS ................      37

    Section 6.1   Participant Contributions ............................      37
    Section 6.2   Rollover Contributions ...............................      37

ARTICLE VII       LIMITATIONS ON CONTRIBUTIONS .........................      38

    Section 7.1   Limitations on Annual Addition .......................      38
    Section 7.2   "Annual Addition" Defined ............................      38
    Section 7.3   Other Defined Contribution Plans .....................      39
    Section 7.4   Combined Plan Limit ..................................      39
    Section 7.5   Adjustment of Excess Annual Addition .................      40
    Section 7.6   Interpretation .......................................      41

ARTICLE VIII      VESTING AND PAYMENT OF BENEFITS ......................      42

    Section 8.1   Vesting Rights .......................................      42
    Section 8.2   Vesting of Accounts ..................................      42
    Section 8.3   Payment of Benefits ..................................      43
    Section 8.4   Form of Payment ......................................      43
    Section 8.5   Payment of Small Amounts .............................      44
    Section 8.6   Time of Payment of Benefits ..........................      45
    Section 8.7   Distribution of Vested Account Balance Prior to Normal
                  Retirement Date ......................................      46
    Section 8.8   Maximum Period of Payout .............................      48
    Section 8.9   Claim for Benefits and Review of Denial ..............      49
    Section 8.10  Option to Sell Employer Stock ........................      51
    Section 8.11  Participant Loans ....................................      53
    Section 8.12  In-Service Distribution of Accounts at Age 59-1/2 ....      53
    Section 8.13  Hardship Withdrawals .................................      53
    Section 8.14  Missing Persons ......................................      56

ARTICLE IX        DISABILITY BENEFITS ..................................      57

    Section 9.1   Disability Benefits ..................................      57

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
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ARTICLE X         DEATH BENEFITS .......................................      59

    Section 10.1  Death Benefits .......................................      59
    Section 10.2  Designation of Beneficiary ...........................      59

ARTICLE XI        PARTICIPANTS' ACCOUNTS ...............................      60

    Section 11.1  Employer Contributions ...............................      60
    Section 11.2  Valuation of Accounts ................................      60
    Section 11.3  Valuation of Employer Stock ..........................      61

ARTICLE XII       INVESTMENT OF CONTRIBUTIONS ..........................      62

    Section 12.1  Investment of Contributions ..........................      62
    Section 12.2  Investment of Pretax Deferrals .......................      62
    Section 12.3  Investment Transfers .................................      62
    Section 12.4  Investment of Plan Assets Pending Designation ........      62
    Section 12.5  Investment Elections .................................      62
    Section 12.6  Transfer of Assets ...................................      62
    Section 12.7  ESOP Diversification of Investments ..................      62

ARTICLE XIII      FINANCING ............................................      64

    Section 13.1  Financing ............................................      64
    Section 13.2  Non-Reversion ........................................      64

ARTICLE XIV       PLAN ADMINISTRATION ..................................      66

    Section 14.1      Plan Administrator ...............................      66
    Section 14.2      Committee Membership .............................      66
    Section 14.3      Compensation and Expenses ........................      66
    Section 14.4      Committee Action .................................      66
    Section 14.5      Investment Discretion ............................      67
    Section 14.6      Powers of Committee ..............................      69
    Section 14.7      Correction of Administrative Errors ..............      70
    Section 14.8      Information ......................................      70
    Section 14.9      Funding Method and Policy ........................      71
    Section 14.10     Indemnity ........................................      71
    Section 14.11     Allocation and Delegation of Duties ..............      71
    Section 14.12     Voting of Qualifying Employer Securities .........      72

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
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Article/Section       Subject                                               Page
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ARTICLE XV            AMENDMENT, PLAN TERMINATION AND MERGER RESTRICTION      74

    Section 15.1      Amendment ........................................      74
    Section 15.2      No Contractual Obligation ........................      75
    Section 15.3      Vesting upon Plan Termination or Complete
                      Discontinuance of Contributions ..................      75
    Section 15.4      Procedure on Termination .........................      75
    Section 15.5      Suspension of Contributions ......................      75
    Section 15.6      Merger Restriction ...............................      76

ARTICLE XVI           TOP-HEAVY PROVISIONS .............................      77

    Section 16.1      Application ......................................      77
    Section 16.2      Definitions ......................................      77
    Section 16.3      Determination of Account Balance .................      78
    Section 16.4      Top-Heavy Group ..................................      80
    Section 16.5      Combined Limit for Key Employees .................      80
    Section 16.6      Ceiling on Includable Compensation ...............      80
    Section 16.7      Vesting Requirements .............................      81
    Section 16.8      Minimum Contributions ............................      81
    Section 16.9      Minimum Benefit or Contribution for
                      Combined Plans ...................................      82

ARTICLE XVII          PARTICIPATION BY AFFILIATES AND OTHER EMPLOYERS ..      83

    Section 17.1      Affiliate Participation ..........................      83
    Section 17.2      Action Binding on Participating Affiliates and
                      Other Employers ..................................      83
    Section 17.3      Effect of Participation ..........................      83
    Section 17.4      Termination of Participation of Affiliate or
                      Other Employer ...................................      83

ARTICLE XVIII         MISCELLANEOUS ....................................      85

    Section 18.1      Limitation on Participants' Rights ...............      85
    Section 18.2      Receipt and Release ..............................      85
    Section 18.3      Nonassignability .................................      85
    Section 18.4      Incompetency .....................................      86
    Section 18.5      Severability .....................................      86
    Section 18.6      Counterparts .....................................      86
    Section 18.7      Service of Legal Process .........................      86

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
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    Section 18.8      Headings of Articles and Sections ................      86
    Section 18.9      Applicable Law ...................................      86

ARTICLE XIX           TENDER OFFERS ....................................      88

    Section 19.1      Retention/Sale of Employer Stock .................      88
    Section 19.2      Suspension of Employer Stock Purchases ...........      88
    Section 19.3      Information to Trustee ...........................      88
    Section 19.4      Information to Participants ......................      88
    Section 19.5      Expense ..........................................      89
    Section 19.6      Follow-Up Efforts; Other Information .............      89
    Section 19.7      No Recommendations ...............................      89
    Section 19.8      Tender of Employer Stock .........................      89
    Section 19.9      Confidentiality ..................................      90
    Section 19.10     Investment of Proceeds ...........................      90

ARTICLE XX            POST-1992 PLAN DISTRIBUTION RULES ................      91

    Section 20.1      Distribution on or after January 1, 1993 .........      91
    Section 20.2      Definitions. .....................................      91

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                                   ARTICLE I

                                  INTRODUCTION


                 Section 1.1 Amendment of the Plan. COMBANCORP (hereinafter referred to as the "Employer") previously established an employee stock ownership plan, entitled the "COMBANCORP Employee Stock Ownership Plan" (hereinafter referred to as the "Plan") for the benefit of its eligible Employees, originally effective January 1, 1987.

                 The Plan has been amended from time to time. Effective January 1, 1989, unless otherwise provided for, the Plan was amended and restated in order to comply with the applicable requirements of the Tax Reform Act of 1986 and later legislation, and effective as of April 1 1995, the Plan will be amended in order to incorporate a cash-or-deferred (401(k)) arrangement, and to be renamed the "COMBANCORP EMPLOYEE STOCK SAVINGS PLAN," and in certain other particulars.

                 The primary purposes of this Plan are to encourage participating Employees to adopt a regular savings program to provide security for their retirement and to enable participating Employees to share in the growth and prosperity of the Employer through the acquisition of stock ownership interest in the Employer with the ESOP Contributions, Employer matching contributions and Qualified Nonelective Contributions (if any) allocated to their Accounts. Accordingly, the Trust established under the Plan shall invest ESOP Contributions and Employer matching contributions and Qualified Nonelective Contributions (if any) primarily in Employer Stock.

                 The Plan is also designed to be available as a technique of corporate finance to the Employer.

                 Based on the foregoing purposes of the Plan, it may be used to accomplish the following objectives:

                 (A) To permit participating Employees to defer a portion of their pretax compensation as Pretax Deferrals under the Plan;

                 (B) To meet general financing requirements of the Employer, including capital growth and transfers in the ownership of Employer Stock;

                 (C) To provide participating Employees with beneficial ownership of Employer Stock through the use of ESOP Contributions and possibly Employer matching contributions and Qualified Nonelective Contributions (if any) to invest in such Stock;

                 (D) To receive loans (or other extensions of credit) to finance the acquisition of Employer Stock ("Exempt Loans"), with such loans to be repaid by Employer contributions to the Trust and dividends received on such Employer Stock.


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                 The Plan is a stock bonus plan and a profit sharing plan with a 401(k) feature intended to qualify under Section 401 et seq. of the Code. Because the Plan is intended to be an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code, the Plan shall invest Employer contributions primarily in Employer Stock. All Pretax Deferrals will be invested solely in the Investment Funds designated by the Committee.

                 Therefore, the Employer hereby amends and restates the Plan in its entirety, effective generally as of January 1, 1989 with respect to the employee stock ownership portion of the Plan to comply with TRA '86, except as otherwise provided in the Plan, and effective as of April 1, 1995 with regard to the 401(k) portion of the Plan, provided that such amendments and restatement shall not have the effect of reducing the account balance of any Participant in the Plan as of such effective dates, nor as of the date of execution of this document, as follows:


                                END OF ARTICLE I


                                       2
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                                   ARTICLE II

                                  DEFINITIONS


                 Section 2.1 Definitions. In this Plan, the following words and phrases shall have the meaning set forth below, unless a different meaning is expressly provided or plainly required by the context in which the words or phrases are used:

                 (A) "Account, Accounts" means the Account or Accounts maintained for each Participant and which consist of the following:

                          (1)     "Employee Stock Ownership Account" means the
Account, maintained by the Committee for each Participant to receive credit for his share of the ESOP Contributions made by the Employer to the Trust, together with the other allocations attributable to ESOP Contributions required by this Plan.

                          (2)     "Employer Matching Account" means a
Participant's Account to which Employer matching contributions made on behalf of the Participant have been credited, together with other allocations attributable to Employer matching contributions which are required by this Plan.

                          (3)     "Pretax Deferral Account" means a
Participant's Account to which Pretax Deferrals have been credited under the Plan, together with other allocations attributable to Pretax Deferrals which are required by this Plan.

                          (4)     "Qualified Employer Contribution Account"
means a Participant's Account to which special Qualified Nonelective Contributions have been credited, together with other allocations attributable to such contributions which are required by the Plan.

                 (B) "Accrued Benefit" means the balance of a Participant's Accounts.

                 (C) "Adjustment Factor" means the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide.

                 (D)      "Affiliate" means

                          (1)     Any corporation which is included in a
controlled group of corporations (within the meaning of Section 414(b) of the Code), of which the Employer is a member;


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                          (2)     Any trade or business which is under common
control with the Employer (within the meaning of Section 414(c) of the Code);

                          (3)     Any member of an affiliated service group of
which the Employer is a member (within the meaning of Section 414(m) of the Code); and

                          (4)     Any other entity required to be aggregated
with the Employer pursuant to regulations under Section 414(o) of the Code.

                 Unless expressly provided to the contrary by resolution of the Board of Directors, a corporation, other trade or business, or affiliated service group member shall not be deemed to constitute an Affiliate with respect to periods prior to its coming under common control with the Employer or prior to its being included in a controlled group or affiliated group, as provided in the preceding sentence. An employee of an entity which becomes an Affiliate shall be deemed to have been employed by such Affiliate on the date it becomes an Affiliate.

                 (E) "Anniversary Date" means the last business day of the Plan Year.

                 (F) "Beneficiary" means any person or persons designated by a Participant to receive benefits hereunder upon such Participant's death, as provided in Section 10.2.

                 (G) "Board of Directors" means the Board of Directors of COMBANCORP.

                 (H) "Break in Service" means, for purposes of Eligibility Service, a twelve (12) consecutive month period, commencing on the date an Employee performs his first Hour of Service, in which he has not completed more than five hundred (500) Hours of Service. For purposes of Vesting Service, "Break in Service" means a Plan Year in which a Participant has not completed more than five hundred (500) Hours of Service.

                 (I) "Code" means the Internal Revenue Code of 1986, as amended.

                 (J) "Committee" means the committee as constituted from time to time under Article XIV and having the administrative duties set forth therein.

                 (K) "Compensation" means, with respect to any Employee for any period of time, the gross salary and wages accrued on behalf of such Employee for such period of time by the Employer for services rendered, including bonuses, overtime compensation and commissions, and, except as provided below, all other remuneration of the Employee by the Employer included on the Employee's Form W-2 (wages as defined in Section 3401(a) of the Code and all other payments of compensation for which the Employer is required to furnish the Employee a written statement under Section 6041(d) and 6051(a)(3) of the Code, without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or services performed), and including any


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amounts contributed to this Plan as Pretax Deferrals (on and after April 1,
1995) and to a Code Section 125 cafeteria plan pursuant to a salary reduction agreement entered into by the Employee or not currently includable in the Employee's gross income by reason of the application of Sections 402(g), 402(h)(1)(B) or 403 of the Code, but excluding: (1) Any amount contributed by the Employer to any pension plan or plan of deferred compensation, (2) An amount contributed by the Employer to this Plan other than Pretax Deferrals,
(3) Any amount paid by the Employer for other fringe benefits, including but not limited to health and welfare, hospitalization, and group life insurance benefits, or perquisites, (4) Reimbursement for expenses or allowances, including automobile allowances and moving allowances, and (5) Amounts earned by an Employee before he becomes a Participant and after he ceases to be a Participant.

                 The foregoing notwithstanding, and subject to the provisions of Section 16.6, the Plan shall disregard Compensation in excess of two hundred thousand dollars ($200,000), adjusted by the cost-of-living Adjustment Factor prescribed by the Secretary of the Treasury. In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year. If as a result of the application of such rules the adjusted Two Hundred Thousand Dollars ($200,000) limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if the Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.

                          In addition to other applicable limitations set forth
in the Plan and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                          For Plan Years beginning on or after January 1, 1994,
any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

                          If compensation for any prior determination period is
taken into account in determining an Employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods


                                       5
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beginning before the first day of the first Plan Year beginning on or after
January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

                 (L)      "Disabled" or "Disability" means:

                          (1)     The permanent loss, or loss of use, of a
member or function of the body, or the permanent disfigurement, of a Participant; or

                          (2)     The inability of a Participant to engage in
any substantial gainful activity for which he is reasonably fitted by education, training or experience by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

                 The determination of the Disability of a Participant under this definition shall be made by a licensed physician designated by the Committee to serve this function.

                 (M) "Early Retirement Age" means the attainment of age sixty-two (62) and the completion of five (5) or more years of Vesting Service.

                 (N) "Early Retirement Date" means the Anniversary Date following the election by an eligible Participant to accept early retirement if the Plan provides for an Early Retirement Age.

                 (O) "Effective Date" means the effective date of this comprehensive amendment and restatement, which is January 1, 1989, with respect to the employee stock ownership portion of the Plan, except as otherwise provided in the Plan, and April 1, 1995 with respect to the 401(k) portion of the Plan. The initial effective date of the Plan was January 1, 1987.

                 (P) "Eligibility Service" means the service an Employee accrues for purposes of eligibility to participate in the Plan. An Employee initially accrues one (1) year of Eligibility Service at the end of a twelve
(12) consecutive-month period if he completes at least one thousand (1,000) Hours of Service within that twelve (12) consecutive-month period beginning on the date he first performs an Hour of Service (the "Anniversary Year"). Thereafter, one year of "Eligibility Service" shall mean the Plan Year (which includes the first anniversary of the Employee's employment commencement date) during which the Employee completes at least one thousand (1,000) Hours of Service.

                 (Q) "Employee" means a common law employee of the Employer and Affiliate and shall include leased employees within the meaning of
Section 414(n)(2) of the Code, but excludes any person who is employed by the Employer as an independent contractor.

                 The term "leased employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the
Code) on a substantially full-time basis for a period of at least one year, and such services are of the type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

                 Notwithstanding the foregoing, if such leased employees constitute less than twenty percent (20%) of the Employer's non-highly-compensated employees within the meaning of Section 414(n)(5)(C)(ii) of the Code, or if such leased employees are covered by a money purchase pension plan providing: (1) a non-integrated employer contribution of at least ten percent (10%) of Compensation, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employees' gross income under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code, (2) immediate participation and (3) full and immediate vesting, the term "Employee" shall not include such leased employees.

                 (R) "Employer" means COMBANCORP (which is designated as the "Sponsoring Employer"), any successor to all or a major portion of the assets or business of COMBANCORP, and any other employer which, with the permission of the Sponsoring Employer, shall adopt this Plan. As of the date of the amendment and restatement of the Plan, Commerce National Bank is a participating Employer of the Plan.

                 (S) "Employer Stock" means "qualifying employer securities" or "employer securities" as the term is defined in Section 4975(e)(8) and Section 409(1) of the Code and which, for purposes of the Employer and this Plan, means the duly issued shares of any class of stock of the Employer, and shall include preferred or common, voting or non-voting stock.

                 (T)      "Entry Date" means January 1 and July 1.

                 (U) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                 (V) "ESOP Contributions" means the Employer contributions made to the Plan each Plan Year and allocated to the Employee Stock Ownership Account of each Participant, as provided in Article IV.

                 (W) "Exempt Loan" means a loan, or other extension of credit, used by the Trustee to finance the acquisition of Employer Stock, which loan may constitute an extension of credit to the Trust from a party-in-interest as that term is defined under ERISA.

                 (X) "Family Member" means, with respect to any Employee, such Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants, as provided in Section 414(q)(6) of the Code.


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                 (Y)      "Fiduciary" means Fiduciary as the term is defined
under Section 3(21) of ERISA and includes any person who with respect to the Plan or Trust:

                          (1)     Exercises any discretionary authority or
discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets;

                          (2)     Renders investment advice for a fee or other
compensation, direct or indirect, with respect to any monies or other property of the Plan, or has any authority or responsibility to do so; or

                          (3)     Has any discretionary authority or
responsibility in the administration of the Plan.

                 A person is only a Fiduciary to the extent he has or exercises any such authority, responsibility or control.

                 (Z) "Fiscal Year" means the accounting period adopted from time to time by the Employer for Federal income tax purposes.

                 (AA)     "Fiscal Year End of Sponsoring Employer" means
December 31.

                 (BB) "Highly Compensated Employee" means "highly compensated employee" as defined in Section 414(q) of the Code and the Treasury Regulations promulgated thereunder. The term "Highly Compensated Employee" includes highly compensated active Employees and highly compensated former Employees.

                 A highly compensated active Employee includes any Employee who performs service for the Employer during the determination year and who during the look-back year:

                          (1)     Received Compensation from the Employer in
excess of Seventy-Five Thousand Dollars ($75,000), multiplied by the Adjustment Factor as provided by the Secretary of the Treasury;

                          (2)     Received Compensation from the Employer in
excess of Fifty Thousand Dollars ($50,000) and was in the top-paid group of Employees for such year, multiplied by the Adjustment Factor as provided by the Secretary of the Treasury;

                 To determine the number of Employees in the top-paid group, only active Employees are included and the following Employees may be excluded:

                                  (a)      Employees who have not completed six
(6) months of service;

                                  (b)      Employees who work fewer than
seventeen and one-half (17-1/2) Hours of Services per week;


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                                  (c)      Employees who normally work not more
than six (6) months during any year;

                                  (d)      Except as otherwise provided in the
regulations, Employees who are included in a unit of employees covered by a bona fide collective bargaining agreement;

                                  (e)      Employees who have not attained age
twenty-one (21), and

                                  (f)      Employees who are nonresident aliens
and who receive no U.S. source earned income.

                 Also for purposes of this Subsection (BB), an Employee is in the top-paid group of Employees for any year if such Employee is in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of Compensation during the year.

                          (3)     Was at any time an officer and received
Compensation greater than fifty percent (50%) of the amount in effect under
Section 415(b)(1)(A) of the Code for such year. For purposes of making this determination, no more than fifty (50) Employees (or, if lesser the greater of three (3) Employees or ten percent (10%) of the Employees) shall be treated as officers. If for any look-back year or determination year no officer is described in this subparagraph, the highest paid officer of the Employer for such year shall be treated as described in this subparagraph.

                          (4)     The determination year is the Plan Year for
which the determination of who is highly compensated is being made.

                          (5)     The look-back year is the twelve (12) month
period immediately preceding the determination year or, if the Employer elects, the calendar year ending with or within the determination year. Compensation is compensation within the meaning of Code Section 415(c)(3), including elective or salary reduction contributions to a cafeteria plan, cash or a deferred arrangement or tax-sheltered annuity. If, however, the Plan Year is a calendar year, or if another Plan of the Employer so provides, then the "look-back year" shall be the calendar year ending with or within the Plan Year for which testing is being performed, and the "determination year" (if applicable) shall be the period of time, if any, which extends beyond the "look-back year" and ends on the last day of the Plan Year for which testing is being performed (the "lag period"). With respect to this election, it shall be applied on a uniform and consistent basis to all plans, entities, and arrangements of the Employer.

                          (6)     Employers aggregated under Code Sections
414(b), (c), (m) and (o) are treated as a single employer.

                 The term highly compensated active Employee also includes Employees who are described in subparagraph (3) above if the term "determination year" is substituted for the term "look-back year" and such Employee is a member of the group consisting of the one hundred (100) Employees paid the greatest Compensation from the Employer during the determination year. The term also includes Employees who are five percent (5%) owners at any time during the look-back year or determination year.

                 If an Employee during a determination year or look-back year is a Family Member of a five percent (5%) owner who is an active or former employee or one of the top ten (10) Highly Compensated Employees by Compensation, then such Employee is not considered a separate Employee and any Compensation paid to such Employee (and any contribution made on behalf of such Employee) shall be aggregated with the Compensation paid and amounts contributed on behalf of the five percent (5%) owner or the Highly Compensated Employee.

                 Finally, a highly compensated former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performed no service for the Employer during the determination year, performed no service for the Employer during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's fifty-fifth (55th) birthday.

                 (CC) "Hours of Service". Each Employee shall receive credit for "Hours of Service" with the Employer and any Affiliate as follows:

                          (1)     One (1) hour for each hour for which the
Employee is directly or indirectly paid, or entitled to payment, by the Employer or Affiliate for the performance of duties during the applicable computation period for which his Hours of Service are being determined under the Plan. (These hours shall be credited to the Employee for the computation period or periods in which the duties were performed, and shall include hours for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer or Affiliate as provided by regulations under ERISA, with no duplication of credit for hours.)

                          (2)     One (1) hour for each hour, in addition to
the hours in paragraph (1) above for which the Employee is directly or indirectly paid, or entitled to payment, by the Employer or Affiliate for reasons other than for the performance of duties during the applicable computation periods, such as paid vacation, holidays, sickness, Disability and similar paid periods of non-working time. (These hours shall be counted in the computation period or periods in which the hours occur for which payment is made.)

                          (3)     One (1) hour for each hour of the normally
scheduled work hours during any period the Employee is on any Leave of Absence from work with the Employer or Affiliate for military service with the armed forces of the United States, but not to exceed the period required under the law pertaining to veterans' reemployment rights;

provided, however, if he fails to report for work at the end of such Leave during the period in which he has reemployment rights, he shall not receive credit for hours on such Leave.

                          (4)     One (1) hour for each hour of the number of
normally scheduled work hours during any period of paid or unpaid Leave of Absence on account of:

                                  (a)      The Employee's pregnancy;

                                  (b)      The birth of the Employee's child;

                                  (c)      The placement of a child with the
Employee in connection with an adoption; or

                                  (d)      Caring for the Employee's child
during the period immediately following the birth or placement.

                 The Hours of Service credited under this Subsection shall be credited solely for purposes of preventing the Employee on a permitted Leave to incur a Break in Service and such hours shall not be taken into account for purposes of determining whether the Employee has accrued a year of Eligibility Service or Vesting Service.

                 The Employee shall be credited with Hours of Service under this Subsection only in the Plan Year in which the Leave of Absence begins if the crediting is necessary to prevent a Break in Service in such Year. In all other cases, the crediting shall occur only in the following Plan Year.

                 Prior to the time the Plan credits the Employee with Hours of Service under this Subsection, the Committee may require the Employee to submit timely information in such form as the Committee may prescribe to enable it to establish that the Leave is for one of the purposes set forth under this Subsection and to determine the number of days of the permitted Leave.

                          (5)     One (1) hour for each hour of the number of
normally scheduled work hours during any period of authorized Leave of Absence or temporary layoff granted by the Employer or Affiliate for which the Employee is not compensated, as determined under the Employer's or Affiliate's policy which is uniformly applicable to all Employees in similar circumstances.

                 Notwithstanding the foregoing, no more than five hundred one
(501) Hours of Service shall be credited to an Employee on account of any single continuous period during which the Employee performs no duties.

                 When no time records are available, the Employee shall be given credit for eight (8) Hours of Service for each day he is on the Employer's or Affiliate's payroll. There shall be no duplication of credit for hours under (1), (2), (3) or (4), above, and all such hours shall be determined in accordance with reasonable standards and policies from time to time adopted by the Committee under Regulation Sections 29 C.F.R. 2530.200b-2(b) and (c) which are incorporated into this Plan by this reference.

                 (DD) "Investment Fund" means the investment funds selected by the Committee from time to time for the investment of Participants' Pretax Deferrals and rollover contributions under this Plan.

                 (EE) "Investment Manager" means any Fiduciary (other than a Trustee or Named Fiduciary), as defined in Section 402(a)(2) of ERISA:

                          (1)     Who has the power to manage, acquire or
dispose of any asset of the Plan or the Trust;

                          (2)     Who is

                                  (a)      Registered as an investment adviser
under the Investment Advisers Act of 1940;

                                  (b)      A bank, as defined in that Act; or

                                  (c)      An insurance company qualified to
perform services described in Subsection (1) under the laws of more than one state; and

                          (3)     Who has acknowledged in writing that he is a
Fiduciary with respect to the Plan.

                 (FF) "Leave of Absence" means a period of absence from regular employment which is approved by the Board of Directors or the Committee in a non-discriminatory manner for reasons such as, but not limited to, sickness, Disability, education, jury duty, convenience to the Employer, any one of the permitted purposes set forth in Section 2.1(CC)(4), or for periods of military duty during which the Employee's reemployment rights are protected by law. An Employee who is on a Leave of Absence shall not be considered to have incurred a Break in Service or termination from employment. However, if the Employee does not return to the service of the Employer on or prior to the expiration of such Leave or within the period after the completion of such military service for which his employment rights are guaranteed by law, the Employee shall be deemed to have terminated employment at the time the absence commenced (unless such absence was a paid Leave of Absence, or a Leave for permitted purposes set forth in Section 2.1(CC)(4), in which case the Employee shall be deemed to have terminated employment on the last day of the Leave of Absence).

                 (GG)     "Limitation Year" means the Plan Year.

                 (HH) "Limitation Year Compensation" means the Compensation credited to a Participant during a Limitation Year under the cash method of accounting.

                 (II) "Named Fiduciary" means a Fiduciary who is named in the Plan or who, pursuant to a procedure specified in the Plan, is identified as such by the Employer. The Named Fiduciaries for this Plan are, to the extent they have or exercise fiduciary powers, the Committee, the Employer and the Investment Manager, if any.

                 (JJ) "Non-Highly Compensated Employee" means any Employee who is not a Highly Compensated Employee or Family Member.

                 (KK)     "Normal Retirement Age" means age sixty-five (65).

                 (LL) "Normal Retirement Date" means the Anniversary Date coinciding with or next following a Participant's attaining his Normal Retirement Age.

                 (MM) "Participant" means an Employee who has been admitted to participate in the Plan and shall include, where the context requires, a former Participant entitled to benefits under this Plan.

                 (NN) "Plan" means the COMBANCORP EMPLOYEE STOCK OWNERSHIP PLAN, as now in effect or as hereafter amended. Effective April 1, 1995, "Plan" shall mean the "COMBANCORP EMPLOYEE STOCK SAVINGS PLAN."

                 (OO) "Plan Administrator" means the Employer or such other entity or person the Board of Directors may designate, which shall be the administrator of the Plan within the meaning of Section 3(16) of ERISA.

                 (PP) "Plan Year" means, for the initial Plan Year of this amended and restated Plan, January 1, 1989 through December 31, 1989. Thereafter, "Plan Year" means the calendar year.

                 (QQ) "Pretax Deferrals" means the amount (within the percentage range set in Section 5.1) of Compensation a Participant requests the Employer to defer on his behalf under the Plan on a pretax basis in accordance with Section 5.2.

                 (RR) "Qualified Election Period" means the six (6) Plan Year period beginning with the later of (1) the Plan Year after the Plan Year in which the Participant attains age fifty-five (55); or (2) the Plan Year after the Plan Year in which the Participant has attained age fifty-five (55) and has completed at least ten (10) years of participation.

                 (SS) "Qualified Nonelective Contribution" means special matching contributions made by the Employer and allocated to Participants' Accounts, as provided in Section 4.1(C), which the Participants may not elect to receive in cash until distributed from the Plan, which are one hundred percent (100%) vested when made, and which are not distributable under the terms of the Plan to Participants or their Beneficiaries earlier than as provided in Section 5.13.

                          Elective contributions and/or qualified non-elective
contributions may be treated as matching contributions under this Plan only if the conditions described in Treasury Regulation Section 1.41(m)-1(b)(5).

                 (TT) "Taxable Compensation" means, for purposes of the Code Section 415 limitations and Code Section 416, "Compensation" as defined under Section 2.1(K) of the Plan, which includes all remuneration of an Employee by the Employer during a Plan Year, and which would be subject to tax under Section 3101(a) of the Code (but without the dollar limitation of Section 3121(a)(1) of the Code), but shall exclude:

                          (1)     All Pretax Deferrals made under this Plan;

                          (2)     Amounts earned by an Employee in any calendar
year in which the Employee is not at any time a Participant; and

                          (3)     Any other Employer contributions or payments
to this Plan or to any trust, fund or plan to provide retirement, pension, profit sharing, health, welfare, death, insurance or similar benefits to or on behalf of such Employee.

                 (UU) "Trust Agreement" means the trust agreement between the Employer and the Trustee for purposes of providing benefits of the Plan.

                 (VV) "Trustee" means Sanwa Bank California or any successor Trustee duly appointed by the Board of Directors. Effective January 1, 1995, the Trustee shall be FIRST INTERSTATE BANK OF CALIFORNIA.

                 (WW) "Trust Fund" means all cash and securities and all other assets of whatever nature deposited with or acquired by the Trustee in the capacity of Trustee hereunder and all accumulated income.

                 (XX)     "Trust Year" means the Plan Year.

                 (YY) "Valuation Date" means the last business day of the Plan Year for the valuation of Employer Stock, and the last business day of each calendar quarter for the valuation of Plan assets invested in Investment Funds other than Employer Stock.

                 (ZZ) "Vesting Service" means the service credited to an Employee for vesting purposes. An Employee shall be credited with Vesting Service for his service with the Employer in accordance with any rules of uniform application adopted by the Committee from time to time to implement the following paragraphs of this Section:

                          (1)     A Participant shall receive one (1) full year
of Vesting Service for any Plan Year during which he has at least one thousand (1,000) Hours of Service.

                          (2)     A Participant shall accrue Hours of Service
for Vesting Service purposes beginning on the date he first performs an Hour of Service for the Employer.

                          (3)     In the case of a Participant who has no
vested right to his Accrued Benefit, years of Vesting Service before any Break in Service shall not be taken into account if the number of consecutive one-year Breaks in Service equals or exceeds the greater of:

                                  (a)      Five (5) consecutive years of Breaks
in Service; or

                                  (b)      The aggregate number of years of
Vesting Service prior to such Break.

                          (4)     In the case of an Employee who has a Break in
Service, years of Vesting Service before such break shall not be taken into account until he has completed a year of Vesting Service after his return.

                 Section 2.2 Gender and Number. Except when otherwise indicated by the context, any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural.


                               END OF ARTICLE II

                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION


                 Section 3.1  Eligibility Requirements.

                 (A) Eligibility Requirements. All Employees shall become Participants by meeting the age and service requirements set forth below:

                          (1)     Service.  The service requirement is one (1)
year of Eligibility Service.

                          (2)     Age.  The age requirement is twenty-one (21).

                 (B) Exclusions. The following Employees are excluded from participation in the Plan: any Employee who is included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers, if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employer, is excluded from participation in the Plan.

                 (C) Commencement of Participation. All Employees who have satisfied the service requirement set forth in subsection (A) shall become Participants on the Entry Date coincident with or next following the date they satisfy the service requirement of this Section.

                                  (a)      However, if the Employee terminates
employment before that Entry Date and is not in the employment of the Employer on that Entry Date, the Employee will not enter the Plan.

                                  (b)      However, if such separated Employee
returns to employment after the Entry Date without incurring a Break in Service, the Employee shall commence participation immediately upon his return.

                 Section 3.2 Enrollment of Participants. Each Employee eligible to participate in the Plan as provided in Section 3.1 above shall complete such enrollment forms as the Committee may prescribe prior to the time he commences participation in the Plan. The completion of such enrollment forms, however, shall not be a prerequisite to participation in the Plan.

                 Section 3.3 Duration of Participation. An Employee who becomes a Participant shall remain a Participant until he terminates employment for whatever reason. A Participant who terminates employment and is subsequently reemployed by the Employer shall become a Participant on the date of his reemployment. An Employee who terminates employment before he completes the eligibility requirement set forth in this Article and who is rehired after he has incurred five (5) consecutive one (1) year Breaks in Service shall be treated as a new Employee and shall become a Participant in accordance with the provisions of Section 3.1. An Eligible Employee who terminates employment before he completes the eligibility requirement set forth in this Article and who is rehired before he has incurred five (5) consecutive one (1) year Breaks in Service shall become a Participant as provided in Section 3.1, taking into account his prior service for the Employer.

                 Section 3.4 Transfers to Participation. An Employee who transfers into employment where he becomes eligible to participate in the Plan shall be treated as having satisfied the service requirement set forth in
Section 3.1 if the Employee would have satisfied such requirements based upon his service as an Employee before the date of the transfer. Such Employee shall become a Participant in the Plan on the first Entry Date coincident with or next following the date of the transfer.

                 Section 3.5 Transfers to Inactive Participation. Any Participant who transfers into employment where he becomes ineligible to participate in the Plan shall no longer be eligible to make Pretax Deferrals, nor shall the Participant be eligible to receive allocations of Employer contributions hereunder, but he shall continue to accrue Vesting Service under this Plan during the period he is ineligible to be a Participant. If such Participant is transferred into employment where he is again eligible to participate in the Plan, the Participant shall resume participation as of the date of the transfer. Upon his termination from employment, the Participant's vesting in his Employer contributions (if any) under the plan shall be based on his total years of Vesting Service.


                               END OF ARTICLE III

                                   ARTICLE IV

                             EMPLOYER CONTRIBUTIONS


                 Section 4.1 Employer Contributions. Each Plan Year, so long as the Plan is in existence, the Employer may contribute to the Trust such amounts as provided in Subsections (A) and (B) below. The Employer may make contributions to the Plan without regard to current or accumulated earnings and profits for the taxable year or years ending with or within the Plan Year. Notwithstanding the foregoing, the Plan is designed to qualify as an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code and a profit sharing plan within the meaning of Sections 401(a), 402, 412, and 417 of the Code.

                 The Employer's contribution made on behalf of Participants shall be allocated as provided in Section 4.2.

                 (A) ESOP Contributions. Each Plan Year, so long as the Plan is in existence, the Employer shall make ESOP Contributions to the Plan in such amount as necessary in order to meet its obligations under an Exempt Loan for the Plan Year. To the extent that the Plan does not have an Exempt Loan, the Employer may make such ESOP Contributions to the Plan as determined by its Board of Directors.

                 (B) Employer Matching Contributions. Effective April 1, 1995, each Participant for whom a Pretax Deferral is made may be entitled to an Employer matching contribution equal to one hundred percent (100%) of the amount of the Participant's Pretax Deferrals, up to two percent (2%) of such Participant's Compensation. The maximum Employer matching contribution made on behalf of any Participant under the Plan in any Plan Year shall not exceed two percent (2%) of his Compensation.

                 The Employer may increase or decrease the rate of matching contributions at any time; provided, however, that any reduction in the matching contribution rate may be made on a prospective basis only.

                 Employer matching contributions and ESOP Contributions to be made for any Participant shall automatically cease whenever the limitations of
Section 7.1 prevent additional allocations to the Employer Matching Account and Employee Stock Ownership Account of the Participant, after first taking into account the amount of such Participant's Pretax Deferrals for such Plan Year. No Employer matching contributions or ESOP Contributions will be made for such Participant during the remainder of the Plan Year.

                 (C) Qualified Nonelective Contributions. In order to satisfy the special nondiscrimination rules applicable to Section 401(k) plans, the Plan may take into account any ESOP Contributions made to the Plan in any plan year, or the Board of Directors may approve a special qualified Employer matching contribution on behalf of some or all Eligible Participants with Pretax Deferrals for the Plan Year who are not and have never been Highly

Compensated Employees. Notwithstanding anything to the contrary contained elsewhere in this Plan, any profit sharing contributions or Employer matching contributions that are taken into account for purposes of complying with the special nondiscrimination test, and any special Qualified Nonelective Contributions made in accordance with the preceding sentence, shall be one hundred percent (100%) vested immediately and shall be subject to the same restrictions on withdrawal as are Pretax Deferrals under the Plan.

                 Section 4.2 Allocation of Employer Contributions. Subject to the provisions of Section 4.1(A) and 4.1(B), the Employer's contribution for a Plan Year shall be allocated in the manner provided in the paragraphs below, among the Accounts of the Participants who are entitled to an allocation for the Plan Year, as soon as practicable after such contributions have been transferred to the Trust; provided, however, that the Employer shall first allocate Employer contributions to Participants' Employer Matching Account. After such allocation, the Employer shall allocate the balance of Employer contributions for the Plan Year to Participants' Employee Stock Ownership Accounts.

                 The foregoing notwithstanding, Employer contributions made to the Plan for any period during which the Plan has an outstanding ESOP Loan shall first be allocated as ESOP Contributions, and the balance, if any, shall be allocated as Employer matching contributions to the Accounts of eligible Participants.

                 (A) Employer Matching Account. Subject to Section 4.3, Employer matching contributions shall be allocated among the Employer Matching Accounts of all Participants who are Employees on the Anniversary Date, who have completed a year of Vesting Service for the Plan Year, and who have made a Pretax Deferral for the allocation period in proportion to the matched Pretax Deferrals made on behalf of such Participants for such allocation period. The foregoing notwithstanding, a Participant who terminates employment with the Employer on account of retirement, death or Disability shall be eligible to an allocation of Employer matching contributions in the year of termination, regardless of whether or not he has met the Anniversary Date employment requirement.

                 (B) Employer Stock Ownership Account. ESOP Contributions made by the Employer to the Trust Fund in any Plan Year shall be allocated among the Employee Stock Ownership Accounts of Participants who are Employees on the Anniversary Date, and who have completed a year of Vesting Service for the Plan Year, in the proportion that the Compensation of each such Participant bears to the Compensation of all Participants for such Plan Year. The foregoing notwithstanding, a Participant who terminates employment with the Employer on account of retirement, death or Disability shall be eligible to an allocation of ESOP Contributions in the year of termination, regardless of whether or not he has met the year of Vesting Service requirement or the Anniversary Date employment requirement.

                 (C) Qualified Nonelective Contributions. The Employer shall allocate any special Qualified Nonelective Contributions it makes to the Plan in any Plan Year to the Qualified Employer Contribution Accounts of Eligible Participants who are not and have never been Highly Compensated Employees on the same basis that Employer matching contributions as made to the Plan for the same Plan Year on behalf of such Participants.

                 Notwithstanding any provisions in the Plan to the contrary, in the event the Plan purchases Employer Stock from a shareholder of the Employer who elects tax-free rollover treatment of such stock pursuant to Section 1042 of the Code, the Plan shall not allocate any Employer Stock purchased in such transaction to the selling shareholder, to any individual who is related to the selling shareholder (as defined in Code Section 267(b), or to any shareholder who (after the application of Section 318(a) of the Code) is a more than twenty-five percent (25%) owner of the Employer.

                 The Employer shall not discontinue or decrease allocations of Employer contributions under the Plan on account of a Participant's attainment of a certain age.

                 (D) Release From Suspense Account. The Plan shall initially credit Employer Stock purchased or acquired with the proceeds of an Exempt Loan to a suspense account and allocate Employer Stock held in such suspense account as of each Anniversary Date to the Employee Stock Ownership Accounts and Employer Matching Accounts of eligible Participants only as payments of principal and interest on the Exempt Loan are made by the Trustee. The number of shares of Employer Stock to be released from the suspense account for allocation to the Employee Matching Accounts and Employee Stock Ownership Accounts of Participants for each Plan Year shall be determined in accordance with the provisions of Section 4.8(B)(8) below.

                 Section 4.3  Limitation on Employer Matching Contributions.

                 (A) General. Employer matching contributions (to the extent not taken into account as part of the Average Deferral Percentage under
Section 5.6) made on behalf of Eligible Participants who are Highly Compensated Employees in any Plan Year shall be subject to the limitations set forth in this Section.

                 In any Plan Year, the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees by more than the greater of:

                          (1)     One hundred twenty-five percent (125%), or

                          (2)     The lesser of (i) two hundred percent (200%)
of the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees, or (ii) the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees plus two (2) percentage points.

                          (3)     The testing made under this Section 4.3 shall
be limited as to multiple use of alternative (2) as provided in the final regulations issued under Section 401(k) of the Code. This Section 4.3 is intended to implement the restrictions of Section 401(m) of the Code and shall be construed and interpreted in accordance with that Section and Treasury Regulations thereunder. Based on the foregoing, the Employer shall not use the two hundred percent (200%) or two (2) percentage point alternative limit under both this
Section 4.3 and Section 5.6 in the same Plan Year.

                 (B) Definitions. For purposes of this Section, the following definitions shall apply:

                          (1)     "Average Contribution Percentage" shall mean
the average (expressed as a percentage) of the Contribution Percentage of the Eligible Participants in a group.

                          (2)     "Contribution Percentage" shall mean the
ratio (expressed as a percentage) of the Employer matching contributions under the Plan on behalf of an Eligible Participant for the Plan Year to the Eligible Participant's Compensation for the Plan Year.

                          (3)     "Eligible Participant" shall mean any
Participant who is otherwise authorized under the terms of the Plan to have Employer matching contributions allocated to his Account for the Plan Year.

                 (C)      Special Rules - Aggregation.

                          (1)     The Contribution Percentage for any Eligible
Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Employer matching contributions or Pretax Deferrals allocated to his Accounts under two or more plans described in Section 401(a) of the Code or arrangements described in Section 401(k) of the Code that are maintained by the Employer or an Affiliate shall be determined as if all such contributions and Pretax Deferrals are made under a single plan.

                          (2)     In the event that the Plan satisfies the
requirements of Section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 410(b) of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentages of Eligible Participants as if all such plans were a single plan.

                          (3)     For purposes of determining the Contribution
Percentage of an Eligible Participant who is a Highly Compensated Employee, the Employer matching contributions and Compensation of such Eligible Participant shall include the Employer matching contributions and Compensation of his Family Members who are also Employees, and such Family Members shall be disregarded in determining the Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees.

                          (4)     The determination and treatment of the
Contribution Percentage of any Eligible Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                 Section 4.4  Distribution of Excess Aggregate Contributions.

                 (A) Disposition of Excess Aggregate Contributions. In the event that the Contribution Percentage of the Highly Compensated Participants would (if not reduced) cause the Average Contribution Percentage of such Participants to exceed the maximum average permitted under Section 4.3, then the Committee shall reduce the maximum Contribution Percentage of those Highly Compensated Participants who exceeded the limit (as provided in Section 4.4(B)(2) until the excess has been eliminated. Such reduction shall be effected by reducing the Highly Compensated Participant's Qualified Nonelective Contributions (to the extent made and taken into account under Section 5.3) for the remainder of the Plan Year (qualified matching contributions). If the Employer did not make any Qualified Nonelective Contributions to the Plan for the Plan Year, then the reduction shall be effected by reducing the Highly Compensated Participants' Employer matching contributions (if necessary) for the remainder of the Plan Year. The Employer shall reduce the Employer matching contributions of such Highly Compensated Employees in the same manner that it reduces the ADP of such Highly Compensated Employees as set forth in
Section 5.8.

                 If the reduction in the maximum Contribution Percentage of a Highly Compensated Participant, as described in the preceding paragraph, results in any "Excess Aggregate Contribution", as that term is defined below in accordance with Section 401(m)(6)(B) of the Code, then such Excess Aggregate Contributions and income allocable thereto shall be forfeited, if otherwise forfeitable under the terms of this Plan or, if not forfeitable, distributed from the Participant's Qualified Employer Contribution Account or Employer Matching Account (as the case may be) in proportion to the Participant's Qualified Nonelective Contributions (to the extent taken into account under Section 4.3 for the Plan Year) or Employer Matching Contributions no later than the last day of each Plan Year, to Participants on whose behalf such contributions were made.

                 The Excess Aggregate Contributions to be distributed to a Participant shall be adjusted for income and, if there is a loss allocable to the Excess Aggregate Contribution, shall in no event be greater than the lesser of the Participant's Account under the Plan or the Participant's Qualified Nonelective Contributions (or Employer matching contributions) for the Plan Year.

                 (B) Excess Aggregate Contribution Defined. For purposes of this Article, "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of:

                          (1)     The aggregate amount of the Qualified
Nonelective Contributions or Employer matching contributions actually made on behalf of Highly Compensated Employees for such Plan Year, over

                          (2)     The maximum amount of such contributions
permitted under the limitations of Section 4.3 (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentage).

                 (C) Determination of Income. The income allocable to Excess Aggregate Contributions may be determined on the same reasonable basis that the Plan calculates and allocates income for normal plan accounting purposes; or income may be determined by multiplying the income allocable to the Participant's Qualified Nonelective Contributions or Employer matching contributions for the Plan Year by a fraction, the numerator of which is the Excess Aggregate Contribution on behalf of the Participant for the preceding Plan Year, and the denominator of which is the sum of the Participant's account balance attributable to Qualified Nonelective Contributions or Employer matching contributions on the last day of the preceding Plan Year.

                 (D)      Allocation of Forfeitures.

                          (1) Amounts forfeited by Highly Compensated Employees under this Section shall be:

                                  (a)      Treated as Annual Additions and
either;

                                  (b)      Applied to reduce Employer
contributions if forfeitures of matching contributions under the Plan are applied to reduce Employer contributions; or

                                  (c)      Allocated, after all other
forfeitures under the Plan, and subject to the paragraph below, to the same Participants and in the same manner as such other forfeitures of Employer matching contributions are allocated to other Participants under the Plan.

                          (2)     Notwithstanding the foregoing, no forfeitures
arising under this Section 4.4 shall be allocated to the account of any Highly Compensated Employee.

                 Section 4.5 Disposition of Forfeitures. The Committee shall reallocate forfeitures occurring in any Plan Year among the Accounts of Participants who are entitled to an allocation of Employer contributions for the Plan Year in the same manner that Employer contributions are allocated. Forfeitures arising from Employer matching contributions shall be allocated among the Employer Matching Accounts of Participants entitled to matching contributions for the Plan Year. Forfeitures arising from discretionary ESOP Contributions shall be allocated among the Employee Stock Ownership Accounts of Participants entitled to such contributions for the Plan Year.

                 If, however, the allocation of forfeitures causes the limitations of Section 415 of the Code to be exceeded with respect to each Participant for the Plan Year, then these amounts shall be held unallocated in a suspense account for the Plan Year and reallocated in the next Plan Year to all of the Participants in the Plan in accordance with this Section and as permitted by Section 415 of the Code.

                 Section 4.6 Payment of Contributions. The Employer may make annual Employer matching and ESOP Contributions in cash or Employer Stock or any combination thereof directly to the Trustee. The contributions may be made on any date or dates selected by the Employer within the times prescribed by law for the filing of the Employer's federal income tax return for the taxable year for which the contribution is made, including any extensions of time obtained for filing the return.

                 Section 4.7 Obligations. Except for the Employer's obligations hereunder to make contributions to the Trustee as set forth herein, the Employer shall not be responsible for the adequacy of the Trust Fund to meet and discharge any or all payments and liabilities hereunder.

                 Section 4.8  Exempt Loans.

                 (A) General. Upon direction from the Committee, Trustee shall borrow from a lender (other than affiliates of the Trustee) designated by the Committee to acquire Employer Stock as authorized herein.

                 (B) Requirements. Notwithstanding any other provision of this Plan, all Exempt Loans shall meet the following requirements:

                          (1)     Arm's-Length Standard.  At the time the
Exempt Loan is made, the terms, whether or not between independent parties, must be at least as favorable to the Plan as the terms of a comparable loan resulting from arms-length negotiations between independent parties.

                          (2)     Term of Loan.  The Exempt Loan must be for a
specific term and not be payable at the demand of any person, except in the case of default. The

Employer may guarantee repayment of the Exempt Loan. The loan agreement shall require the Employer to contribute to the Trust amounts sufficient to enable the Trust to pay such installments of principal and interest on the Loan on or before the date each installment is due.

                          (3)     Use of Loan Proceeds.  The Plan must use the
proceeds of an Exempt Loan within a reasonable time after their receipt by the Trustee only for any or all of the following purposes:

                                  (a)      To acquire Employer Stock which is
both common stock and publicly traded stock or, if not publicly traded stock, is common stock which has a combination of voting power and dividend rights equal to or in excess of:

                                        (i)     That class of common stock of
the Employer having the greatest voting power; and

                                        (ii)    That class of stock of the
Employer having the greatest dividend rights.

                                  (b)      To repay such Exempt Loan, or

                                  (c)      To repay a prior Exempt Loan.

                 Except as provided in Section 8.11, no Employer Stock acquired with the proceeds of an Exempt Loan may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and when distributed from the Trust, whether or not the Plan is then an employee stock ownership plan.

                 For purposes of this Section, the term "publicly traded" security refers to a security that is listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 or that is quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities Exchange Act.

                          (4)     Liability and Collateral of Loan.  The Exempt
Loan must be without recourse against the Trust. The only assets of the Trust which may be given by the Trustee as collateral on an Exempt Loan shall consist of shares of Employer Stock which have been acquired with the proceeds of the Exempt Loan or which were used as collateral on a prior Exempt Loan which has been repaid with proceeds of the current Exempt Loan. No person entitled to payment under the Exempt Loan shall have any right to any assets of the Trust other than:

                                  (a)      Collateral given for the Exempt
Loan;

                                  (b)      Contributions (other than
contributions of Employer Stock) that are made under the Plan to meet the Trust's obligations under the Exempt Loan; and

                                  (c)      Earnings attributable to such
collateral and the investment of such contributions.

                          (5)     Payment of Exempt Loan.  The payments made
with respect to an Exempt Loan by the Trust during a Plan Year may not exceed an amount equal to the sum of:

                                  (a)  Contributions (other than contributions
of Employer Stock) that are made under the Plan to meet the Trust's obligations under the Exempt Loan; and

                                  (b)      Earnings attributable to the
collateral given for the Exempt Loan and the investment of the contributions described in the paragraph above, less payments made in the prior years.

Such contributions and earnings must be accounted for separately until the Exempt Loan is repaid.

                          (6)     Default.  In the event of default upon an
Exempt Loan, the value of Trust assets transferred in satisfaction of the Exempt Loan must not exceed the amount of the default. In the event the lender is a "Disqualified Person," as defined in Section 4975(e)(2) of the Code, or "Party in Interest" as defined in Section 408(e) of ERISA, the loan must provide for a transfer of Trust assets only upon and to the extent of failure of the Trust to meet the payment schedule of the Exempt Loan. For purposes of this paragraph, the making of a guarantee does not make a person a lender.

                          (7)     Reasonable Rate of Interest.  The Exempt Loan
must be at a reasonable rate of interest as determined by the Committee and certified to the Trustee. In determining a reasonable rate of interest, all relevant factors shall be considered, including the amount and duration of the loan, the security and guarantee (if any) involved, the credit standing of the Trust and the guarantor (if any), and the interest rate prevailing for comparable loans. Where these factors are considered, a variable interest rate may be reasonable.

                          (8)     Release from Encumbrance.  Upon the payment
of any portion of the balance due on the Exempt Loan (which shall only be done at the direction of the Committee) the assets originally pledged as collateral for such portion shall be released from encumbrance. The Exempt Loan provision covering such release must be in compliance with either the "General Rule" or the "Special Rule" as selected by the Committee and described below.

                                  (a)      General Rule:  For each Plan Year
during the duration of the Exempt Loan, the number of shares released from encumbrance must equal the number of encumbered shares held immediately before release for the current Plan Year multiplied by a fraction:

                                        (i)  The numerator of which is the
amount of principal and interest paid for the Plan Year; and

                                        (ii)  The denominator of which is the
sum of the numerator plus the principal and interest to be paid for all future years.

                                  (b)      Special Rule:

                                        (i)  For each Plan Year during the
duration of the Exempt Loan, the number of shares released from encumbrance must equal the number of encumbered shares held immediately before release for the current Plan Year multiplied by a fraction:

                                        a.       The numerator of which is the
amount of principal paid for the Plan Year; and

                                        b.       The denominator of which is
the sum of the numerator plus the principal to be paid for all future years.

                                        (ii)  Anything herein to the contrary
notwithstanding, the Special Rule described in this paragraph may only be used with respect of an Exempt Loan if:

                                        a.       The Exempt Loan provides for
annual payments of principal and interest at a cumulative rate which is not less rapid at any time than level annual payments of such amounts for ten (10) years.

                                        b.      The interest included in any
payment is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and

                                        c.      The Exempt Loan provides that
the General Rule described above shall be the method used to determine the assets released from encumbrance from the time that, by reason of renewal, extension or refinancing, the sum of the expired duration of the Exempt Loan, the renewal period, the extension period and the duration of a new Exempt Loan exceeds ten (10) years.

                                  (c)      In determining the number of shares
to be released for any Plan Year under either the General Rule or the Special
Rule:

                                        (i)  The number of future years under
the Exempt Loan must be definitely ascertainable and must be determined without taking into account any possible extensions or renewal periods.

                                        (ii)  If the Exempt Loan provides for a
variable interest rate, the interest to be paid for all future Plan Years must be computed by using the interest rate applicable as of the end of the Plan Year for which the determination is being made.

                                        (iii)  If the collateral for an Exempt
Loan includes more than one class of shares, the number of shares of each class to be released for a Plan Year must be determined by applying either of the applicable fractions provided for in this subsection to each class.

                          (9)     Other.  The provisions of an Exempt Loan may
not restrict the payment provisions set forth with respect to "put options" in
Section 8.10 of the Plan unless such restrictions are required by applicable state law.


                               END OF ARTICLE IV

                                   ARTICLE V

                                PRETAX DEFERRALS


                 Section 5.1 Pretax Deferrals. Effective April 1, 1995, each Participant may elect to have the Employer contribute to the Plan on his behalf each Plan Year, in whole percentage points, from one percent (1%) to fifteen percent (15%) of his Compensation as a Pretax Deferral, in accordance with the rules set forth in Section 5.2 and such other rules as the Committee may prescribe. The foregoing notwithstanding, in no event shall a Participant's Pretax Deferrals exceed Seven Thousand Dollars ($7,000) in any taxable year of the Participant, multiplied by the Adjustment Factor as provided by the Secretary of the Treasury.

                 To the extent the Pretax Deferrals for the Participant exceed the seven thousand dollar ($7,000) amount, the excess shall automatically be paid to the Participant, notwithstanding his election under Section 5.2 or the application of the limitations set forth in Section 5.6. In addition, any Excess Deferral Amounts and income allocable thereto shall be distributed to Participants claiming such amounts in accordance with Section 5.7 hereof.

                 For purposes of this Plan, the term "Excess Deferral Amount" means the amount of Pretax Deferrals for a calendar year that the Participant allocates to this Plan pursuant to the claim procedure set forth in Section 5.7.

                 Section 5.2 Election Procedures. Subject to the provisions of Section 5.1, each Employee expected to become a Participant within the next ninety (90) days shall make the election described in Section 5.1 by completing an election form obtained from the Committee. The Employee shall return the election form to the Committee within such time period as the Committee may prescribe, provided that such time period shall not be more than thirty (30) days immediately preceding the Entry Date on which he expects to become a Participant.

                 The foregoing notwithstanding, an Employee who transfers into employment where he becomes eligible to participate in the Plan on the next Entry Date but whose transfer date is fewer than thirty (30) days preceding the next Entry Date shall be entitled to make an election under this Section 5.2 in accordance with such rules as the Committee may prescribe. Such election shall be effective as of the Entry Date coinciding with or next following the date he first performs an Hour of Service for the Employer or a participating Affiliate after the transfer.

                 All elections hereunder shall apply to Compensation earned during the calendar months which follow the elections.

                 Section 5.3  Election Changes.  Subject to the provisions of
Section 5.1, elections made in accordance with Section 5.2 shall remain in effect until a new election to increase or decrease the deferral percentage is filed with the Committee within such time period as the Committee may prescribe, provided that such time period shall not be more than thirty (30) days prior to the Entry Date on which the Participant desires the change to become effective. Any new election so filed shall become effective on such Entry Date and shall remain in effect until changed under the rules of this Section 5.3. No Participant shall be entitled to change his elections made under Section 5.2 more frequently than once every six (6) months from the effective date of his prior election.

                 Section 5.4 Discontinuance of Pretax Deferrals. Subject to the provisions of Section 5.1, a Participant may discontinue his Pretax Deferrals under the Plan at any time by filing a written notice with the Committee within such time period as the Committee may prescribe, and such discontinuance shall become effective as of the first payroll period practicable following the receipt by the Committee of the Participant's request for discontinuance.

                 Such Participant shall be eligible to resume making Pretax Deferrals to the Plan by filing a new election form with the Committee within such time period as the Committee may prescribe, provided that such time period shall not be more than thirty (30) days prior to the Entry Date on which he desires his election to become effective.

                 Section 5.5 Salary Reduction. Each Participant who makes an election described in Section 5.2 to have the Employer contribute a percentage of his Compensation as Pretax Deferrals under this Plan shall, by the act of making such election, agree to have his Compensation reduced by an equivalent percentage for so long as the election remains in effect.

                 Section 5.6  Limitations on Pretax Deferrals.

                 (A) New Limits. Subject to the provisions of Section 4.3(A)(3), prior to the beginning of each Plan Year, and at such other time or times throughout the Plan Year as the Committee may determine, the Committee shall test elections under Section 5.2 in order to determine whether the Average Actual Deferral Percentage for the Eligible Participants who are Highly Compensated Employees exceeds the Average Actual Deferral Percentage of Eligible Participants who are Non-Highly Compensated Employees by more than the greater of:

                          (1)     One hundred twenty-five percent (125%), or

                          (2)     The lesser of (i) two hundred percent (200%)
of the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees, or (ii) the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees plus two (2) percentage points, or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

                 The testing made under this Section 5.6 shall be based on a Participant's Compensation while a Participant. This Section 5.6 and Section
5.7 are intended to
implement the restrictions contained in Section 401(k) of the Code, and shall be construed and interpreted in accordance with that Section and Treasury Regulations promulgated thereunder. Any corrections to be made in order to reduce the amount in excess of the maximum permissible deferral percentage shall be made from Compensation to be earned for the remainder of the Plan Year.

                 (B) Definitions. For purposes of this Article V, the following terms shall have the meaning set forth below:

                          (1)     "Actual Deferral Percentage" shall mean the
ratio (expressed as a percentage) of Pretax Deferrals on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Compensation for the Plan Year.

                 The Plan shall take into account a Participant's Pretax Deferrals under the actual deferral percentage test of Code Section 401(k)(3)(A) for a Plan Year only if such deferrals relate to Compensation that either would have been received by the Participant in Plan Year (but for the deferral election) or attributable to services performed by the Participant in the Plan Year and would have been received by the Participant within two and one-half months after the close of the Plan Year (but for the deferral election). Finally, the Plan shall take into account Pretax Deferrals of a Participant under the actual deferral percentage test of Code Section 401(k)(3)(A) for a Plan Year only if they are allocated to the Participant as of a date within that Plan Year. For this purpose, a Pretax Deferral is considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after such date and the Pretax Deferral is actually paid to the trust no later than twelve months after the Plan Year to which the deferral relates.

                          (2)     "Average Actual Deferral Percentage" shall
mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Participants as a group.

                          (3)     "Eligible Participant" shall mean any
Participant who is otherwise authorized under the terms of the Plan to have Pretax Deferrals allocated to his Account for the Plan Year.

                 (C)      Special Rules - Aggregation.

                          (1)     For purposes of determining whether the Plan
satisfies the actual deferral percentage test of Code Section 401(k), all Pretax Deferrals that are made under two or more plans that are aggregated for purposes of Code Section 401(a)(4) or 410(b) (other than Code Section 401(b)(2)(a)(ii)) are to be treated as made under a single plan, and that if two or more plans are permissively aggregated for purposes of Code Section 401(k), the aggregated plans must also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan.

                          (2)     For purposes of this Article, the Actual
Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Pretax Deferrals allocated to his Account under two or more plans or arrangements described in Section 401(k), 408(k) or 403(b) of the Code that are maintained by the Employer or an Affiliate shall be determined as if all such Pretax Deferrals were made under a single arrangement.

                          (3)     For purposes of determining the Actual
Deferral Percentage of a Participant who is a Highly Compensated Employee, the Pretax Deferrals and Compensation of such Participant shall include the Pretax Deferrals and Compensation of Family Members, and such Family Members shall be disregarded in determining the Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees.

                          (4)     The determination and treatment of the Pretax
Deferrals and Actual Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                 (D) Non-elective contributions and/or matching contributions may be treated as elective contributions only if they meet the conditions described in Treasury Regulation Section 1.401(k)-1(b)(5).

                 Section 5.7  Distribution of Excess Deferral Amounts
- -Deferrals Over $7,000.

                 (A) General. In the event that a Participant's Pretax Deferrals for any calendar year, when aggregated with the amounts he defers during the same year under any other plans or arrangements described in Sections 401(k), 408(k) or 403(b) of the Code, exceed the seven thousand dollar ($7,000) limit set forth in Section 5.1, then upon a written claim from the Participant, the Plan shall distribute such Excess Deferral Amount, along with income and minus any loss allocable to such excess, to the Participant by no later than the April 15 following the calendar year in which such Excess Deferral Amount was made, notwithstanding his election under Section 5.2 or the application of the limitations set forth in Section 5.8.

                 The Plan shall treat Excess Deferral Amounts as Annual
Additions.

                 The Taxable Compensation of a Participant whose Pretax Deferrals have been reduced shall be increased by the amount of the excess. The Plan shall distribute the excess to the Participant as provided in the paragraphs above, notwithstanding his election under Section 5.2.

                 The Pretax Deferrals of a Participant shall be further limited by the limits set forth in Sections 5.6 and 7.1.

                 (B) Determination of Income or Loss. Excess Deferral Amounts shall be adjusted for income or loss. The income or loss allocable to such excess may be calculated on the same reasonable basis that the Plan calculates and allocates income and loss for normal plan account purposes, or income or loss may be determined by multiplying the income or loss allocable to the Participant's Deferred Income Account for the calendar year by a fraction, the numerator of which is the Excess Deferral Amounts on behalf of the Participant for the preceding calendar year and the denominator of which is the Participant's account balance attributable to Pretax Deferrals on the last day of the preceding calendar year.

                 (C) Claims. The Participant shall submit a written claim to the Committee no later than March 1 following the year in which the Deferrals are made. The claim must specify the amount of Excess Deferral Amounts for the preceding calendar year and it must be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Deferral Amount, when added to amounts he deferred under other plans or arrangements described in Sections 401(k), 408(k), or 403(b) of the Code, will exceed the limit imposed on the Participant by Section 402(g) of the Code for the year in which the deferral occurred.

                 Section 5.8 Distribution of Excess Contributions - Contributions Over Nondiscrimination Limits.

                 (A) General. Notwithstanding any other provision of the Plan, in the event there are Excess Contributions in any Plan Year, then unless sufficient Qualified Nonelective Contributions are made by the Employer in such Plan Year to eliminate the Excess, the Committee shall reduce the Excess, plus any income and minus any loss allocable to such Excess by distributing the Excess Contributions to Eligible Participants who are Highly Compensated Employees who exceeded the limit until the excess has been eliminated. The Employer shall distribute Excess Contributions to Eligible Participants who are Highly Compensated Employees by first reducing the highest Actual Deferral Percentage ("ADP") of the Highly Compensated Employee(s) until the ADP test set forth under Section 5.6 is met or until such Highly Compensated Employee(s)' ADP is reduced to equal the next highest ADP of any Highly Compensated Employee.

                 If the reduction in the maximum deferral percentage of a Highly Compensated Participant as described in the preceding paragraph results in an Excess Contribution then the Excess Contributions and income allocable thereto shall be distributed no later than the last day of each Plan Year to Participants on whose behalf such Excess Contributions were made for the preceding Plan Year.

                 Amounts distributed under this Section 5.8 shall first be treated as distributions from the Participant's Pretax Deferral Account and shall be treated as distributed from the Participant's Qualified Employer Contribution Account only to the extent such Excess Contributions exceed the balance in the Participant's Deferred Income Account.

                 The Plan shall treat Excess Contributions as Annual Additions.

                 The Taxable Compensation of a Participant whose Actual Deferral Percentage has been reduced shall be increased by the amount of his distribution. The Plan shall distribute the Excess to the Participant as provided in the paragraphs above, notwithstanding his election under Section 5.2.

                 The Pretax Deferrals of a Participant shall be further limited by the limits set forth in Sections 5.1 and 7.1.

                 (B) Excess Contributions. For purposes of this Article, "Excess Contributions" shall mean Pretax Deferrals made by Participants who are Highly Compensated Employees in excess of the limits set forth under Section
5.6 and Section 401(k)(8)(B) of the Code.

                 (C) Determination of Income and Loss. Excess Contributions shall be adjusted for income or loss. The Plan may determine the income or loss allocable to Excess Contributions on the same reasonable basis that it determines income and loss for normal plan accounting purposes, or the Plan may determine the income or loss allocable to Excess Contributions by multiplying the income or loss allocable to the Participant's Pretax Deferrals for the Plan Year by a fraction, the numerator of which is the Excess Contribution on behalf of the Participant for the preceding Plan Year, and the denominator of which is the sum of the Participant's Account balance attributable to Pretax Deferrals on the last day of the preceding Plan Year. The income allocable to Excess Contributions include both income for the Plan Year for which the Excess Contributions were made and income for the period between the end of the Plan Year and the date of distribution.

                 The Plan shall treat Excess Contributions as Annual Additions.

                 The Taxable Compensation of a Participant whose Actual Deferral Percentage has been reduced shall be increased by the amount of his distribution. The Plan shall distribute the Excess to the Participant as provided in the paragraphs above, notwithstanding his election under Section 5.2.

                 The Pretax Deferrals of a Participant shall be further limited by the limits set forth in Sections 5.1 and 7.1.

                 (D) Excess Contributions. For purposes of this Article, "Excess Contributions" shall mean Pretax Deferrals made by Participants who are Highly Compensated Employees in excess of the limits set forth under Section
5.6 and Section 401(k)(8)(B) of the Code.

                 (E) Determination of Income and Loss. Excess Contributions shall be adjusted for income or loss. The Plan may determine the income or loss allocable to Excess Contributions on the same reasonable basis that it determines income and loss for normal plan accounting purposes, or the Plan may determine the income or loss allocable to Excess Contributions by multiplying the income or loss allocable to the Participant's Pretax Deferrals for the Plan Year by a fraction, the numerator of which is the Excess Contribution on behalf of the Participant for the preceding Plan Year, and the denominator of which is the sum of the Participant's Account balance attributable to Pretax Deferrals on the last day of the preceding Plan Year. The income allocable to Excess Contributions include both income for the Plan Year for which the Excess Contributions were made and income for the period between the end of the Plan Year and the date of distribution.

                 Section 5.9 Reduction for Excess Deferrals Distributed. The amount of Excess Contributions to be distributed or recharacterized under the Plan shall be reduced by Excess Deferral Amount previously distributed for the taxable year ending in the same Plan Year and Excess Deferral Amount to be distributed for a taxable year will be reduced by Excess Contributions previously distributed or recharacterized for the Plan beginning in such taxable year.

                 Section 5.10 Transfer of Pretax Deferrals. The amount to be contributed to the Plan because of a Participant's election shall be transferred to the Trust Fund at such time as the Employer may prescribe, whether on a monthly, quarterly or semi- annual basis, and in no event later than thirty (30) days after the end of the Plan Year.

                 Section 5.11 Crediting of Pretax Deferrals. The amounts contributed to the Trust on behalf of a Participant shall be credited within a reasonable time after Pretax Deferrals are transferred to the Trust, to the Pretax Deferral Account of each Participant on whose behalf they were made. If the Trustee places the assets of any investment fund in a mutual fund or in any other pooled investment vehicle, then the amounts contributed under this Article shall be credited on the date such amounts are applied to purchase shares in the mutual fund or other pooled investment.

                 Section 5.12 Ordering of Excess Contribution Adjustments. In the event that adjustments are required to avoid exceeding the limitations of any provision in this Plan, then adjustments shall be made to meet those requirements in the following order:

                 (A)      Section 7.1;

                 (B) Section 5.1, paragraph one and Section 5.7 (Excess Deferral Amount or excess over the $7,000 limit);

                 (C)      Sections 5.6 and 5.8 (Excess Contributions);

                 (D)      Sections 4.3 and 4.4 (Excess Aggregate
Contributions); and

                 (E)      Any other adjustments required hereunder.

                 Section 5.13 Restrictions on Distributions. Subject to the provisions of Section 18.3(B), distributions from the Pretax Deferral Account and Qualified Employer Contribution Account of a Participant who is a Non-Highly Compensated Employee, in accordance with the remaining provisions of this Plan, may not be made earlier than upon termination of employment, death, Disability, or in the following circumstances.

                 (A) Termination of the Plan without the establishment of another defined contribution Plan;

                 (B) The disposition by the Employer to an unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of the Employer if the Employer continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets;

                 (C) The disposition by the Employer to an unrelated entity of the Employer's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) if the Employer continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary;

                 (D) The Participant's attainment of age fifty-nine and a half (59-1/2) (as provided in Section 8.11).

                 (E) The hardship of the Participant (as provided in Section 8.13); or

                 (F) Distributions to an alternate payee pursuant to a qualified domestic relations order (as provided in Section 18.3).

                 Section 5.14 Multiple Use of Alternative Limitations. The Plan hereby provides the test for multiple use of alternative limitation by incorporating by reference the provisions of Treasury Regulation Section 1.401(m)-2(b).

                                END OF ARTICLE V

                                   ARTICLE VI

                     PARTICIPANTS' VOLUNTARY CONTRIBUTIONS


                 Section 6.1 Participant Contributions. This Plan neither requires nor permits Participants to make voluntary nondeductible contributions.

                 Section 6.2 Rollover Contributions. The Plan does not permit rollover contributions to the Plan.

                 The foregoing notwithstanding, effective for all plan distributions made on and after January 1, 1993, the Trustee shall comply with a Participant's request to directly transfer all or a portion of the amount of a distribution that is not less than Five Hundred Dollars ($500) from this Plan to the trustee of an individual retirement account or to another qualified defined contribution plan or a Code Section 403(b) annuity that accepts rollovers, as designated by the Participant, provided that the Participant furnishes the Trustee with all of the information necessary to effectuate the transfer. In the absence of an election for a direct transfer, in the event the Trustee does not have sufficient information to effectuate the transfer, or upon a Participant's direction, the Trustee shall automatically withhold twenty percent (20%) from the amount of the distribution to the Participant in accordance with the requirement of the Unemployment Compensation Amendments of 1992.


                               END OF ARTICLE VI

                                  ARTICLE VII

                          LIMITATIONS ON CONTRIBUTIONS


                 Section 7.1 Limitations on Annual Addition. Notwithstanding anything to the contrary contained in this Plan, the total Annual Additions under this Plan to a Participant's Accounts for any Limitation Year shall not exceed the lesser of:

                 (A) Thirty thousand dollars ($30,000) or, if larger, one-fourth (1/4) of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Limitation Year; or

                 (B) Twenty-five percent (25%) of the Participant's Taxable Compensation for the Limitation Year.

                 The compensation limitation referred to in Section 7.1 shall not apply to:

                          (1)     Any contribution for medical benefits (within
the meaning of Section 419A(F)(2) of the Code) after termination of employment which is otherwise treated as an Annual Addition, or

                          (2)     Any amount otherwise treated as an Annual
Addition under Section 415(1)(1) of the Code.

                 Section 7.2 "Annual Addition" Defined. For purposes of this Section, the term "Annual Addition" with respect to any Participant for a Limitation Year shall mean:

                 (A) Employer contributions allocated to the Participant's Employee Stock Ownership Account, Employer Matching Account and Qualified Employer Contribution Account (if any);

                 (B) Forfeitures allocated to the Participant's Employee Stock Ownership Account and Employee Matching Account,

                 (C) Pretax Deferrals and other Employee contributions (if any),

                 (D) Amounts allocated, after March 31, 1984, to an individual medical account, as defined in Section 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer, are treated as annual additions to a defined contribution plan. Also amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code maintained by the Employer are treated as annual additions to a defined contribution plan.

                 For this purpose, any excess amount applied under this Plan in the limitation year to reduce Employer contributions will be considered annual additions for such limitation year.

                 (E) Excess Deferrals as provided in Section 5.7 and Excess Contributions as provided in Section 5.8, and

                 (F) Any Annual Additions under any plan maintained by an affiliated employer (as such term is modified by Section 415(h) of the Code.)

                 The foregoing notwithstanding, if the Plan allocates no more than one-third (1/3) of the ESOP Contributions for a Limitation Year to Participants who are Highly Compensated Employees, Annual Addition with respect to any Participant for such Limitation Year shall not include ESOP Contributions used to repay interest on an Exempt Loan or forfeitures of Employer Stock acquired with proceeds of an Exempt Loan.

                 Section 7.3 Other Defined Contribution Plans. If the Employer is contributing to any other defined contribution plan, as defined in
Section 414(i) of the Code, for its Employees, some or all of whom are Participants of this Plan, then any such Participant's Annual Addition shall be aggregated with amounts credited to the Participant under the other plan for purposes of applying the limitations and reducing allocations under this Plan. In the event an adjustment is necessary hereunder in order to comply with the limitations set forth under this Subsection, the contributions to be made on behalf of a Participant in any Limitation Year under the other defined contribution plan shall be reduced in an amount sufficient to ensure that the sum of the allocations to the Participant under this Plan and under such other defined contribution plan for the Limitation Year complies with such limitations.

                 Section 7.4 Combined Plan Limit. If the Employer maintains both a defined contribution plan and a defined benefit plan qualifying under
Section 401(a) or 403(a) of the Code, the sum of the defined contribution plan fraction and the defined benefit plan fraction for any Limitation Year shall not exceed 1.0 as provided in Section 415 of the Code. To the extent that such sum exceeds 1.0, then

                 (A) The contributions made to this Plan shall be reduced to the extent necessary so that the sum of the defined contribution plan fraction and the defined benefit plan fraction for any Limitation Year shall not exceed 1.0 as provided in Section 415 of the Code.

                 The Committee shall reduce the contributions to the Plan, upon the Employer's direction, by adjusting the numerator of the defined contribution plan fraction as follows: An amount of the Employer contribution and forfeitures to any defined contribution plan of the Employer which will not result in any Participant exceeding the limitations on Annual Additions shall be retained in a suspense account to be allocated as part of the Employer contribution as of the next following Anniversary Date. The suspense account shall not receive allocations of investment gains and losses and other income. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer or Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants. If the Plan is terminated while any balance exists in the suspense account, the balance of the suspense account shall revert to the Employer.

                 (B) The defined benefit plan fraction for any year is a fraction, the numerator of which is the projected annual benefit of the Participant under the Plan (determined as of the close of the Limitation Year), and the denominator of which is the lesser of:

                          (1)     The product of 1.25 multiplied by the maximum
dollar limitation in effect under Section 415(b)(1)(A) of the Code for such Year; or

                          (2)     The product of 1.4 multiplied by the amount
which may be taken into account under Section 415(b)(1)(B) of the Code for such Year.

                 (C) The defined contribution plan fraction for any year is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Account as of the close of the Limitation Year and the denominator of which is the sum of the lesser of the following amounts determined for such year and each prior year of service with the Employer:

                          (1)     The product of 1.25 multiplied by the dollar
limitation in effect under Section 415(c)(1)(A) of the Code for such Year (determined without regard to Section 415(c)(6) of the Code); or

                          (2)     The product of 1.4 multiplied by the amount
which may be taken into account under Section 415(c)(1)(B) of the Code for such Year.

                 (D) In the event that the Plan and a pre-TRA '86 defined benefit plan are aggregated, a permanent adjustment shall be made to the numerator of the defined contribution fraction to ensure that the sum of the defined contribution fraction and the defined benefit fraction does not exceed
1.0 as of the effective date of the Tax Reform Act of 1986.

                 Section 7.5 Adjustment of Excess Annual Addition. As soon as administratively feasible after the end of the Limitation Year, the maximum permissible amounts for the Limitation Year will be determined on the basis of the Participant's actual Compensation for Limitation Year. If pursuant to this determination or as a result of the allocation of forfeitures, the contributions (or forfeitures) made to the Plan for any Limitation Year exceeds the Annual Addition applicable for the Participant, the Committee shall dispose of the amount of excess by reducing Employer contributions (if any) allocated to such Participant by the amount of the excess and reallocate the excess, first Employer matching contributions, then ESOP Contributions, finally Qualified Nonelective Contributions (if any) among Participants who are eligible to Employer contributions for the Plan Year. If the reallocation of the excess shall cause the limitations of Code
Section 415 to be exceeded with regard to any Participant, then the Plan shall place the excess amount in a suspense account for the Plan Year and reallocate such excess in the following Plan Year to all of the Participants. The suspense account shall not receive allocations of investment gains and losses and other income. If a suspense account is in existence at any time during a Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer or any Employee contributions may be made to the Plan for the Limitation Year. Excess amounts may not be distributed to Participants or former Participants. If the Plan is terminated while any balance exists in the suspense account, the balance of the suspense account shall revert to the Employer.

                 If, after the adjustments provided above are made, a Participant still has excess Annual Additions in any Plan Year, the excess Pretax Deferrals of the Participant shall automatically be paid to him along with his regular paycheck, notwithstanding the Participant's election under
Section 5.2.

                 The foregoing notwithstanding, the Plan may adjust excess Annual Additions as provided under this Section 7.5 only in situations where excess capital Annual Additions may result from contributions based on estimates on annual Compensation or the allocation of forfeitures.

                 Section 7.6 Interpretation. This Article VII is intended to implement the restrictions contained in Section 415 of the Code, and shall be construed and interpreted in accordance with that Section and Treasury Regulations promulgated thereunder.


                               END OF ARTICLE VII

                                  ARTICLE VIII

                        VESTING AND PAYMENT OF BENEFITS


                 Section 8.1 Vesting Rights. No Participant shall have any vested right or interest, or any right to payment, of any assets of the Trust Fund, except as herein provided. Neither the making of any allocations nor the credit of any Account of a Participant in the Trust Fund shall vest in any Participant any right, title, or interest in or to any assets of the Trust Fund.

                 Section 8.2 Vesting of Accounts. The interest of a Participant in his Pretax Deferral Account and Qualified Employer Contribution Account (if any) shall be fully vested in him at all times. The interest of a Participant in his Employee Stock Ownership Account and Employer Matching Account shall be contingent, except as such interest becomes vested under the following provisions of this Section:

                 (A) The interest of each Participant in his Employee Stock Ownership Account and Employer Matching Account shall fully vest in him or his Beneficiary upon the happening of any of the following events:

                          (1)     His attainment of Early Retirement Age;

                          (2)     His attainment of the earlier of Normal
Retirement Age under the Plan or the later of age sixty- five (65) or the fifth
(5th) anniversary of the date the Participant commences participation in the Plan;

                          (3)     His death while employed by the Employer;

                          (4)     His Disability while employed by the
Employer; or

                          (5)     Termination or partial termination (as
defined in Treasury Regulations, rulings or cases) of the Plan.

                 (B) Prior to January 1, 1995, the interest of a Participant in his Employee Stock Ownership Account and Employer Matching Account became fully vested after five (5) or more years of Vesting Service. Effective January 1, 1995 subject to the provisions of paragraph (A), the interest of a Participant in his Employee Stock Ownership Account and Employer Matching Account shall vest in accordance with the schedule set forth below:

                Years of                        Nonforfeitable
             Vesting Service                      Percentage
             ---------------                    --------------
                    1                                0%
                    2                                0%
                    3                               20%

                Years of                        Nonforfeitable
             Vesting Service                      Percentage
             ---------------                    --------------
                    4                               40%
                    5                               60%
                    6                               80%
                    7 or more years                100%

                 Section 8.3 Payment of Benefits. Upon the termination of employment, retirement, death, or Disability of a Participant, the Trustee shall distribute such terminated Participant's vested benefits to him at such time as provided under Sections 8.5, 8.6 and 8.7. To the extent that the Plan has an outstanding Exempt Loan, the Plan shall distribute the Participant's benefits which are invested in Employer Stock in the form of Employer Stock or cash, as the Participant may elect. To the extent that the Plan does not have an outstanding Exempt Loan, the Plan may distribute the Participant's benefits which are invested in Employer Stock only in the form of Employer Stock. The Committee in its sole discretion, which shall be exercised in a uniform and nondiscriminatory manner, may distribute the Participant's benefits in cash, unless the Participant elects to receive his benefits in the form of stock. Each Participant receiving his benefits in the form of Employer Stock may have a right to a put option as provided in Section 8.10 below.

                 The benefits payable to the Participant which are invested in other than Employer Stock shall be distributed in cash.

                 If more than one class of Employer Stock is in the Trust, the Trustee shall distribute such different classes of Employer Stock on a non-discriminatory basis.

                 Section 8.4  Form of Payment.

                 (A)      Normal Form of Payment.  Subject to the provisions of
Section 8.5 and a Participant's election to receive the vested interest he has in his Accounts in one of the forms provided in Section 8.4(B) below, the Plan shall distribute the Participant's vested account balance to him in the form of substantially equal payments on a monthly, quarterly or annual basis, as the Participant may elect.

                 Upon the Participant's termination of employment or retirement, the Committee may segregate the value of his account balance as of the date of his termination of employment or retirement and hold such amounts in a segregated account. Upon the direction of the Committee, the assets held under such segregated account may be commingled with the general assets of the Trust Fund for investment purposes.

                 A Participant who is receiving his vested account balance in installment form shall specify the number of years over which the installments will be paid. In no event shall the installment payout period exceed five (5) years.

                 The foregoing notwithstanding, the Committee may extend the distribution period for any Participant whose vested account balance under the Plan is in excess of five hundred thousand dollars ($500,000) by one (1) year, up to a maximum of five (5) years, for each one hundred thousand dollars ($100,000) (or fraction thereof) by which his vested account balance exceeds five hundred thousand dollars ($500,000).

                 The segregated account of a Participant who is receiving his benefits in the form of installments shall be revalued throughout the installment period, and the amount of each installment shall equal the undistributed portion of the Participant's account balance as of the first day of the year multiplied by a fraction, the numerator of which is one and the denominator of which is the number of installments (including the current one) which remains to be made.

                 (B) Optional Forms of Payment. In lieu of receiving benefits in the form of installments as provided above, a Participant may elect to receive his benefits in one of the forms provided below:

                          (1)     Lump Sum.  A Participant may elect to receive
his vested account balance in the form of a lump sum.

                          (2)     Other Options.  A Participant may elect to
receive his vested account balance in any other form the Committee may make available from time to time under the Plan. The foregoing notwithstanding, no Participant may elect to receive his Plan benefits in the form of an annuity.

                 Section 8.5 Payment of Small Amounts. Subject to the provisions of Article XX and any other provision of the Plan notwithstanding, if the vested account balance payable hereunder to a Participant who terminates employment with the Employer does not exceed Three Thousand Five Hundred Dollars ($3,500), the Committee shall direct that such benefit be paid in a lump sum as soon as practicable and in no event later than the close of the second Plan Year following the Plan Year in which the terminated Employee ceased being an active Participant.

                 If the Plan has an outstanding Exempt Loan at the time of the distribution, then prior to such payment, the Committee shall obtain from the Participant his written election to receive the benefits which are invested in Employer Stock in the form of Employer Stock or cash. In the event that the Committee is unable to obtain such election after reasonable efforts, the Plan shall distribute benefits which are invested in Employer Stock in the form of Employer Stock, and the benefits which are invested in Investment Funds other than Employer Stock in the form of cash. If the Plan does not have an outstanding Exempt Loan at the time of the distribution, then the Plan shall distribute the Participant's benefits invested in Employer Stock in the form of Employer Stock, without prior election by the Participant.

                 Upon the distribution to such Participant of the entire vested interest he has in his Accounts, the Plan shall forfeit the non-vested portion of his Accounts as of the date of the distribution.

                 In the event such Participant is rehired into employment where he is again eligible to participate in the Plan before the Participant has incurred five (5) consecutive Breaks in Service, the non-vested portion of his Employee Stock Ownership Account and Employer Matching Account which was previously forfeited shall be reinstated as of the date of his reemployment. The Employer may reinstate the Participant's non-vested interest by a special contribution to the Plan, by using the current year's forfeitures or by applying a combination of both.

                 The amount of any subsequent distribution from such Accounts prior to the time the Participant has become fully vested shall be determined by adding to such Accounts his prior distribution, multiplying the total by his vested percentage, and then subtracting the amount of his prior distribution.

                 Such Participant's Accounts shall be valued as of the Valuation Date immediately preceding his termination of employment, as provided in Section 11.2(B).

                 The foregoing notwithstanding, the Committee shall not direct the payment of an Employee's benefit in a lump sum on or subsequent to such Participant's benefit commencement date without the consent of such Participant and his spouse.

                 Section 8.6  Time of Payment of Benefits.

                 (A) General Rule. Unless a Participant elects otherwise in accordance with Subsection (C) hereof and subject to the requirements of
Section 401(a)(14) and Treas. Reg. Section 1.401(a)-14, the payment of benefits under the Plan to the Participant shall begin as soon as it is administratively practicable after the Participant terminates employment and in any event not later than one (1) year after the Plan Year in which the Participant terminates employment on account of retirement, death or Disability, or if the Participant terminates employment for any other reason and the Participant is not reemployed by the Employer at the end of the fifth (5th) Plan Year following the Plan Year of such termination of employment, payment of benefits shall begin not later than one (1) year after the close of the fifth (5th) Plan Year following the Plan Year in which the Participant terminated employment.

                 The foregoing notwithstanding, to the extent a Participant's Accrued Benefits include any Employer Stock acquired with the proceeds of an Exempt Loan, such Employer Stock or amounts attributable to such Employer Stock shall not be distributed until the close of the Plan Year in which the Exempt Loan is repaid in full.

                 If the Participant terminates employment for reasons other than death, Disability or retirement and he is employed by the Employer as of the last day of the fifth (5th) Plan Year following the Plan Year of such termination, payment of benefits to the Participant, prior to any subsequent termination of employment, shall be in accordance with Sections 8.5 or 8.7 of the Plan.

                 (B) Age 70-1/2 Restriction. If the Participant has attained age seventy and one-half (70-1/2) in the calendar year he terminates from employment, then distribution of his benefits shall commence not later than the April 1 following the close of that calendar year.

                 (C) Deferral of Receipt of Benefits. The foregoing notwithstanding, prior to the time benefits payable to a Participant are distributed to him, a Participant (regardless of whether or not he is a five percent (5%) owner of the Employer) who has not attained age seventy and one-half (70-1/2) in the calendar year of his termination of employment or in the calendar year in which benefits become distributable to him, as the case may be, may elect to defer the receipt of such benefits. Such Participant shall file a notice to that effect with the Committee on such form and in accordance with such rules as the Committee may prescribe. In no event, however, shall the Plan distribute or commence to distribute benefits to such Participant later than the April 1 following the calendar year in which he attains age seventy and one-half (70-1/2).

                 (D) Delay in Determination of Benefits. If for any reason the amount which is required to be paid cannot be ascertained on the date payment would be due under this Section, payment or payments shall be made not later than sixty (60) days after the earliest date on which the amount of such payment can be ascertained.

                 Section 8.7 Distribution of Vested Account Balance Prior to Normal Retirement Date. Subject to the provisions of Section 8.6(A) and
Article XX, if the value of a Participant's vested Accrued Benefit is in excess of Three Thousand Five Hundred ($3,500), then the written request of the Participant and the written and notarized consent of his spouse (if he is married at time of the commencement of the distribution of benefits) are required before the Plan can distribute benefits to the Participant or his
spouse prior to the Participant's Normal Retirement Date.   Such written
request by the Participant shall also specify the Participant's election to receive his benefits in the form of a lump sum and his election to receive the benefits which are invested in Employer Stock in the form of Employer Stock or cash.

                 (A) The Plan must provide the Participant with a notice of his right to defer the receipt of the distribution no fewer than thirty (30) and no more than ninety (90) days before the date of the distribution.

                 (B)      The consent of the Participant must not be made:

                          (1)     Before he receives the notice, or

                          (2)     More than ninety (90) days before the date of
the distribution.

                 (C) This consent requirement shall not apply in the case of the:

                          (1)     Termination of the Plan, provided neither the
Employer nor any Affiliate maintain any other defined contribution plan, other than an employee stock ownership plan. If the Participant does not consent to an immediate distribution from this Plan, his benefit shall be transferred to the other defined contribution plan, or

                          (2)     Death of the Participant.

                 (D) The foregoing notwithstanding, effective January 1, 1994, if a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than thirty (30) days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                          (1)     The plan administrator clearly informs the
Participant that the Participant has a right to a period of at least thirty
(30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                          (2)     The Participant, after receiving the notice,
affirmatively elects a distribution.

                 In the absence of an election, or if the Plan does not have an outstanding Exempt Loan at the time of the distribution, subject to a Participant's right to defer distribution of his benefits as provided in
Section 8.6(C), the Plan shall distribute the Participant's benefits to him in installments of Employer Stock with respect to the benefits which are invested in Employer Stock, and in installments of cash with respect to the benefits which are invested in Investment Funds other than Employer Stock. The Plan shall make such distributions only as provided in Section 8.6 over a period not to exceed five (5) years.

                 If a Participant requests a lump sum distribution, then upon such request the Committee shall direct the Trustee to make a lump sum distribution to the Participant of his vested account balance as practicable and in no event later than the close of the second Plan Year following the Plan Year in which the terminated Participant ceased being an active Participant. Upon the distribution of benefits to such Participant, the Plan shall forfeit the non-vested portion of his Employee Stock Ownership Account and Employer Matching Account as of the date of the distribution.

                 In the event the Participant elects to receive his vested benefit in the form of installments, the Plan shall forfeit the non-vested portion of his Employee Stock Ownership Account and Employer Matching Account at the same time that the Plan distributes his first installment to him.

                 The foregoing notwithstanding, the non-vested portion of the Participant's interest in Employer Stock withdrawn from a suspense account shall be forfeited only after the forfeiture of other assets in the Account. If interests in more than one class of Employer Stock have been allocated to the Participant's Accounts, the Participant shall be treated as forfeiting the same portion of each such class.

                 Such Participant's Accounts shall be valued of the Valuation Date immediately preceding the date of distribution, as provided in Section 11.2(B).

                 In the event a terminated Participant who is not fully vested in his Employee Stock Ownership Account and Employer Matching Account and who receives a distribution of his entire vested benefit prior to his Normal Retirement Date, as provided in Section 8.5 or this Section, is rehired before he has incurred five (5) consecutive Breaks in Service, the portion of such Participant's Employee Stock Ownership Account and Employer Matching Account which was forfeited upon the distribution of his vested interest shall be reinstated as of the date of his reemployment. The Employer may reinstate the Participant's non-vested interest by making a special contribution to the Plan, by using the current year's forfeitures, or by a combination of both.

                 The amount of any subsequent distribution from such Accounts prior to the time such Participant has become fully vested shall be determined by adding to such Account his prior distribution, multiplying the total by his vested percentage, and then subtracting the amount of his prior distribution.

                 Section 8.8  Maximum Period of Payout.

                 (A) Required Lifetime Distribution. The Plan shall distribute a Participant's benefits in such amounts and at such times that the present value of the death benefits payable to his Beneficiaries is incidental to the primary purpose of distributing benefit funds to the Participant. The death benefits payable to a Participant's Beneficiary(s) shall be incidental if the Plan distributes the Participant's benefits over:

                          (1)     A term not to exceed the life expectancy of
the Participant or the joint life expectancies of the Participant and his Beneficiary, where the periodic payments to the Beneficiary are no greater than the periodic payments to the Participant in his lifetime, or

                          (2)     If the Plan provides for the payment of
benefits in the form of an annuity, over the life of the Participant or the joint lives of the Participant and his Beneficiary.

                 The Plan shall first make the determination of the period certain and the life expectancies at the time of the initial distribution, and the Plan may redetermine annually the life expectancies of the Participant and his spouse.

                 (B) Required Distributions Upon Death. The following rules shall apply:

                          (1)     Where Participant Dies After Benefit Payments
Have Commenced.  If:

                                  (a)      The Plan has commenced distributing
benefits to a Participant, and

                                  (b)      The Participant dies before his
entire benefits have been distributed to him, then the Plan shall distribute the remaining portion of such benefit to such Participant's Beneficiary in the form of a lump sum.

                          (2)     Where Participant Dies Before Benefit
Payments Have Commenced. If a Participant dies before the Plan has commenced to distribute benefits to him, then the Plan shall distribute entire interest of the Participant to his Beneficiary in the form of a lump sum.

                 The Plan shall distribute a Participant's death benefit to his Beneficiary as soon as practicable after the Participant's death, and in no event later than one (1) year from the date of his death, subject to the Beneficiary' selection to defer the receipt of his benefits as provided in
Section 8.6.

                 In the event the designated Beneficiary is the surviving spouse of the deceased Participant, distribution may begin the later of one (1) year from the date of the death of the Participant or the date on which the deceased Participant would have attained age seventy and one-half (70-1/2).
The surviving spouse, however, may direct the commencement of payments within a reasonable time after the Participant's death.

                 For purposes of the foregoing, any amount paid to the child or children of the deceased Participant shall be treated as if it has been paid to the surviving spouse if such amount will become payable to the surviving spouse upon such child or children reaching majority.

                 Section 8.9  Claim for Benefits and Review of Denial.

                 (A) Submission of Claim. As provided in Section 8.5, the Plan shall automatically distribute benefits in a lump sum to all Participants and Beneficiaries whose vested Accrued Benefit does not exceed three thousand five hundred dollars ($3,500) without any benefit claim by such Participants and Beneficiaries.

                 All other Participants and Beneficiaries whose vested Accrued Benefit is in excess of three thousand five hundred dollars ($3,500) shall be entitled to a distribution from the Plan only by filing a written election with the Committee. In the absence of an election by such Participants or Beneficiaries, the Plan shall make the distributions within the time provided in Section 8.6.

                 In the event a Participant or Beneficiary shall disagree with the benefits distributed to him, such Participant or Beneficiary shall state his disagreement to the Committee by filing a claim which requests a determination of the Committee on his entitlement to benefits and which states the basis for his claim, i.e., death, disability, retirement or other severance from service with the Employer. The claim must be dated and signed by the claimant or his authorized representative, and must contain the claimant's address, telephone number, and form of benefits elected.

                 (B) Denial of Claim. If a claim is wholly or partially denied, the Committee or its delegate shall, within ninety (90) days after receipt of the claim, provide written notice to the claimant setting forth the following in a manner calculated to be understood by the claimant:

                          (1)     The specific reason or reasons for the
denial;

                          (2)     Specific reference to pertinent Plan
provisions on which the denial is based;

                          (3)     A description of any additional material or
information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                          (4)     Appropriate information as to the steps to be
taken if the claimant wishes to submit his claim for review. If special circumstances require an extension of time for processing the claim, the Committee or its delegate may extend the period for an additional ninety (90) days by furnishing written notice of the extension to the claimant prior to the termination of the initial ninety (90) day period.

                 If notice of denial of the claim is not furnished to a claimant within these periods, and the claim has not been granted within these periods, the claim shall be deemed denied for the purposes of review.

                 (C) Appeal from Denial of Claim. A claimant may appeal the denial of a claim to the Committee by delivery to the Committee of a written application for review within sixty (60) days after receipt by the claimant of written notification of denial of the claim, or such longer period as the Committee may, in its discretion, permit. The written application shall be dated and signed by the claimant or his authorized representative and shall request a review of the prior denial of the claim. The claimant shall be entitled to a full and fair review of the denial of his claim, including the opportunity for the claimant or his authorized representative to review pertinent documents and to submit issues and comments in writing.

                 (D) Committee Review of Appeal. The Committee shall make its decision on the appeal within sixty (60) days after receipt of the request for review, unless special circumstances (such as the need to hold a hearing, if in the Committee's determination a hearing is necessary or advisable) require an extension of time, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. If the decision on review is not furnished within these time limits, the claim shall be deemed denied on review.

                 The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.

                 (E) Authority. In determining whether to approve or deny any claim, the Committee shall exercise its discretionary authority to interpret the Plan and the facts presented with respect to the claim and its discretionary authority to determine eligibility for benefits under the Plan. Any approval or denial shall be final and conclusive upon all persons.

                 (F) Review of Claims by Insurance Company. If at any time benefits under this Plan are provided or administered by an insurance company, the Committee may, in its discretion, designate the insurance company as the fiduciary for processing claims and reviewing appeals pertaining to benefits provided by such insurance company.

                 Section 8.10  Option to Sell Employer Stock.

                 (A) Grant of Put Options. Subject to the limitations set forth in Subsection (B) below concerning publicly traded stock (stock that is readily tradable on an established securities market), the Plan shall grant each Participant at the time it distributes shares of Employer Stock to such Participant, a put option to sell such shares to the Trustee.

                 For purposes of this Section, the term "Participant" shall include a Participant's Beneficiary, donee, any other person (including an estate or its distributee) to whom Employer Stock passes by reason of the Participant's death, or the trustee of an individual retirement account, as defined in Section 408 of the Code, to which the Employer Stock is transferred. The option to sell shall:

                          (1)     Initially be exercisable during a period
beginning on the date the Employer Stock is distributed to the Participant and ending sixty (60) days thereafter. Following the Anniversary Date of the Plan Year in which the option expires, as provided in the preceding sentence, and after the valuation of the Employer Stock as of said Anniversary Date has been made, the Committee shall notify each Participant who did not exercise his option hereunder of the value of the Employer Stock. Each such Participant shall then have an additional sixty (60) days from the date of said notification in which to exercise the option. At the expiration of the sixty
(60) day period, the option shall terminate. The expiration dates provided hereunder shall in each case be extended by any time the holder is not able to exercise said option because the Trustee, or other person bound by the option, is prohibited from honoring it under applicable federal or state law.

                          (2)     Specify that the option shall be exercised by
the Participant notifying the Trustee in writing that the option is being exercised.

                          (3)     Specify that the sales price for any shares
sold hereunder shall be the fair market value of such shares determined as of:

                                  (a)      The date the Participant exercises
the option if such Participant is a "Disqualified Person" as defined at Section 4975(e)(2) of the Code or "Party-in-Interest" as defined in Section 408(e) of the ERISA; or

                                  (b)      The most recent preceding
Anniversary Date if the Participant is not such a Disqualified Person or Party-in-Interest.

                          (4)     Specify that if the Participant shall
exercise the option provided hereunder, the Trustee shall have the prior right to purchase the shares being sold and that in the event the Trustee shall decline to purchase such shares, the Employer shall be required to purchase the shares; provided, however, if the stock being sold were purchased with the proceeds of an Exempt Loan and, at the time said Exempt Loan was obtained it is known that federal or state law will be violated by the Employer's purchasing the shares under the option provided hereunder, then the option shall specify that said shares shall be sold, if the Trustee so declines, to a named third party who has substantial net worth at the time the loan is made and whose net worth is reasonably expected to remain substantial.

                          (5)     Specify that the sales price for any shares
sold hereunder shall be paid in cash, or at the discretion of the Trustee, in substantially equal payments not less frequently than annually.

                 If the distribution to the Participant constitutes a part of a total distribution, then the payment shall be made over a period not to exceed five (5) years. The first installment shall be paid not later than thirty (30) days after the Participant exercises the put option. The Trustee shall pay a reasonable rate of interest and provide adequate security on amounts not paid after thirty (30) days.

                 If payment to the Participant constitutes a partial distribution, then the Trustee shall pay the Participant an amount equal to the fair market value of the Employer Stock repurchased no later than thirty (30) days after the Participant exercises the put option.

                 (B) Publicly Traded Stock. The put option provided under this Section shall not be granted with respect to publicly traded stock unless such publicly traded stock is subject to a trading limitation at the time it is distributed to the Participant. However, should any publicly traded stock cease to be publicly traded within fifteen (15) months after distribution to a Participant, then such Employer Stock shall be subject to the option provisions provided hereunder for the remainder of said fifteen (15) month period and the Trustee shall notify each holder of such Employer Stock in writing on or before the tenth (10th) day after the date the Employer Stock ceases to be publicly traded that the put option provisions of this Section are applicable and shall also inform the holder of the terms of the option. In the event the Trustee gives notification after the ten (10) day period, then the number of days between the tenth (10th) day and the date on which notice is actually given shall be added to the duration of the put option.

                 The put option set forth under this Section shall not be granted under this Plan because the Employer Stock contributed to the Plan are publicly traded stock and are not subject to any trading limitations.

                 (C) Restrictions on Put Option. The payment provisions set forth in this Section may not be restricted by the provisions of an Exempt Loan or other similar arrangement, including the Articles of Incorporation of the Employer, unless such restrictions are required under applicable state law.

                 (D) Put Option Right Nonterminable. This Section shall continue to apply to shares of Employer Stock distributed under this Plan notwithstanding the fact that the Plan should at any time cease to be an employee stock ownership plan as defined in Section 4975 of the Code.

                 Section 8.11 Participant Loans. The Plan shall not permit any loans to Participants or their Beneficiaries.

                 Section 8.12 In-Service Distribution of Accounts at Age 59-1/2. Notwithstanding any other provisions in the Plan to the contrary, subject to the approval of the Committee, a Participant who has attained age fifty-nine and one-half (59-1/2) may elect, in accordance with such rules as the Committee may prescribe, to have the value of all of the vested interest he has his Accounts, valued as provided in Section 11.2, distributed to him on or after the date he attains age fifty-nine and one-half (59- 1/2) in the form of a single lump sum.

                 Section 8.13  Hardship Withdrawals.

                 (A) Amount. Effective April 1, 1995, upon the application of a Participant, the Plan Committee may (in a uniform and nondiscriminatory manner and subject to such policies as it may from time to time adopt) direct the Trustee to permit the Participant to make a cash withdrawal, in any whole percentage increment or dollar amount, of up to one hundred percent (100%) of the principal amount in his Pretax Deferral Account and Qualified Employer Contribution Account (if any). Earnings on the Participant's Pretax Deferrals and Qualified Nonelective Contributions are not subject to withdrawals. The amount of any distribution under this Section, however, shall generally be limited to the amount necessary to defray the hardship expense which is not reasonably available from other sources outside the Plan.

                 For this purpose, the Plan Committee may accept the written statement of the Participant stating the nature of his immediate and heavy financial need, his financial resources, and the fact that the amount of withdrawal requested is not reasonably available from other sources.

                 (B) Withdrawal Procedure. A Participant wishing to withdraw any amount hereunder shall do so by making application therefor which demonstrates to the satisfaction of the Plan Committee that the Participant is confronted by a financial hardship. Application for withdrawals shall be made on such forms as the Plan Committee prescribes and may be made at any time, effective as of the first day of the month following at least thirty (30) days notice to the Plan Committee. Distribution of withdrawals shall be made in a lump sum as soon as is administratively possible following such date. Withdrawal distributions shall be based on the value of a Participant's Pretax Deferral Account and Qualified Employer Contribution Account (if any) as of the date provided in Section 11.2(B).

                 The foregoing notwithstanding, if the amount of the withdrawal exceeds or exceeded three thousand five hundred dollars ($3,500), then the Plan must obtain the written request of the Participant for the withdrawal and the written consent of his spouse to the withdrawal no more than ninety (90) days prior to the date of the distribution.

                 (C) Conditions for Hardship. The Plan Committee shall approve a request for hardship withdrawal only if the following conditions are met:

                          (1)     General.

                                  (a)      The Participant requesting the
withdrawal had an immediate and heavy financial need, and

                                  (b)      The distribution is necessary to
meet such need.

                          (2)     "Immediate and Heavy Financial Need" Defined.
In order to show that he has an "immediate and heavy financial need," a Participant requesting a hardship withdrawal shall submit a written statement to indicate that:

                                  (a)      The amount requested is needed for a
necessity of life;

                                  (b)      The expense cannot be postponed; and

                                  (c)      The Participant has no other source
of funds to use to offset the hardship.

                          (3)     "Necessary to Meet Financial Need" Defined.
In order to show that a hardship expense is necessary to meet the financial need, the Participant shall submit written proof which indicates that the need cannot be satisfied:

                                  (a)      Through reimbursement or
compensation by insurance;

                                  (b)      By reasonable liquidation of the
Participant's assets without creating an additional immediate and heavy financial need;

                                  (c)      By cessation of employee
contributions to any qualified plan;

                                  (d)      Through all other distribution and
nontaxable loans that the Participant can obtain from any qualified retirement plan, and

                                  (e)      Through loans available from
commercial sources on reasonable terms.

                 In determining whether an amount is necessary to meet a need, all resources of the Participant's spouse and minor children that are reasonably available to the Participant shall be considered. In addition, in determining whether a hardship distribution is "necessary to meet the financial need," the Employer shall not be required to make an independent investigation of the Participant's financial status. An expense will not fail to be eligible for a hardship withdrawal merely because the expense was reasonably foreseeable or voluntarily incurred.

                 (D) Definition of Hardship. For purposes of this Section, "financial hardship" includes, but is not limited to:

                          (1)     Purchase of a Participant's primary
residence;

                          (2)     Tuition and related educational fees for
post-secondary education of the Participant, the Participant's spouse or children for the next twelve (12) months;

                          (3)     Medical expenses including expenses necessary
to secure medical care of the Participant, the Participant's spouse or children not otherwise covered by the Employer's medical insurance program; or

                          (4)     Expenses to prevent eviction from, or
foreclosure on the mortgage on the Participant's principal residence.

                 The foregoing notwithstanding, the Plan Committee shall not approve a hardship withdrawal for any of the reasons listed under this Paragraph (D) unless such hardship withdrawal complies with the applicable regulations promulgated by the Department of Treasury.

                 Other than the withdrawals permitted under this Section and
Section 8.12, there shall be no other types of withdrawals under the Plan.

                          (5)     Suspension From Making Contributions.  Any
Participant receiving a hardship withdrawal distribution from the Plan shall:

                                  (a)      Be suspended from making Pretax
Deferrals for twelve (12) months after receipt of the distribution; and

                                  (b)      The maximum amount of Pretax
Deferrals that a Participant is permitted to make in a taxable year following the year of the distribution is the annual dollar limit in effect for the year, minus the Participant's Pretax Deferrals in the year the hardship withdrawal was made.

                 In determining whether an amount is necessary to meet a need, all resources of the Participant's spouse and minor children that are reasonably available to the Participant shall be considered. In addition, in determining whether a hardship distribution is "necessary to meet the financial need," the Employer shall not be required to make an independent investigation of the Participant's financial status. An expense will not fail to be eligible for a hardship withdrawal merely because the expense was reasonably foreseeable or voluntarily incurred.

                 Other than the withdrawals permitted under this Section and
Section 8.12, there shall be no other types of withdrawals under the Plan.

                 Section 8.14 Missing Persons. If the Committee shall be unable, within two (2) years after the Participant's distribution becomes due, to make payment because the identity or whereabouts of the Participant or Beneficiary cannot be ascertained, the Committee may direct that such Participant's interest and all further benefits with respect to such person shall be discontinued and all liability for the payment thereof shall terminate. However, in the event of the subsequent reappearance of the Participant or Beneficiary, the benefit due such person, without interest, shall be paid in a single sum. The amount of any discontinued interest shall be applied to reduce Employer contributions under Article IV, and reinstatement of a benefit shall be accomplished by the making of a special contribution in an appropriate amount to restore the Participant's distribution.


                              END OF ARTICLE VIII

                                   ARTICLE IX

                              DISABILITY BENEFITS


                 Section 9.1 Disability Benefits. The provisions for payment of Disability benefits in this Plan constitute an accident or health plan under
Section 105 of the Code and are for the purpose of providing for the personal and financial security of a disabled Participant. The benefits payable under it are eligible for income tax exclusion.

                 Subject to the provisions of Article XX, a Participant whose employment is terminated due to Disability shall be deemed to have retired as of the date of termination and shall be entitled to a Disability benefit, payable in accordance with the provisions of Article VIII. Such Participant's Accounts shall be valued as of the Valuation Date immediately preceding the date of the Committee receives the Participant's written request for a distribution on account of Disability, as provided in Section 11.2 (B).

                 A committee of three (3) disinterested persons shall determine the amount of Disability benefit to be paid to a Disabled Participant, with reference to the nature of such Participant's injury. The persons to serve on such committee shall be selected by the Employer. Each person on the committee shall submit a written report setting forth the amount of Disability benefit to be paid to the Disabled Participant, and the reasons for his determination.
The average of the three amounts submitted by the committee members shall be the amount paid to the Disabled Participant.

                 The foregoing notwithstanding, the amount of Disability benefit paid to a Disabled Participant shall not exceed one hundred percent (100%) of his Accrued Benefit, subject to any further legal limitations, if any, which maybe applicable to the payment of Disability benefit under the Plan. In the event that the amount of Disability benefit so determined is less than the Participant's Accrued Benefit, then the amount of Disability benefit payable to the Participant shall not be less than his Accrued Benefit determined as of the Valuation Date provided in Section 11.2(B).

                 The Disability benefit payable under this Plan shall also be offset by any retirement benefits payable to a Disabled Participant under the Plan.

                 In the event that the retirement benefit payable under the Plan is integrated with Social Security benefits, then the Plan shall be administered so that any Disability benefit payable hereunder shall not exceed the integration limits permitted by the applicable laws.

                 Notwithstanding any other provision of this Plan to the contrary, if a Participant terminates employment with the Employer prior to his Normal Retirement Date on account of his Disability due to the permanent loss, or loss of use, of a member or function of his body, or his permanent disfigurement, he shall become fully vested in his Accrued Benefit as of the date of such termination of employment. The Plan shall pay a

Disability benefit to such Participant without regard to such Participant's length of service with the Employer or the period such Participant is absent from work on account of Disability. The amount of the Disability benefit shall be determined in accordance with the terms set forth in this Section.


                               END OF ARTICLE IX

                                   ARTICLE X

                                 DEATH BENEFITS


                 Section 10.1  Death Benefits.  Subject to the provisions of
Article XX, should a Participant die while he is still in the service of the Employer or an Affiliate, the balance of said deceased Participant's Accounts shall be distributed to his Beneficiary in the form of a lump sum. Such Participant's Accounts shall be valued as of the Valuation Date provided in
Section 11.2(B). Subject to the provisions of Article XX, the Plan shall distribute death benefits to a deceased Participant's Beneficiary in accordance with the terms of Article VIII.

                 Section 10.2 Designation of Beneficiary. A Participant may designate, in writing, the Beneficiary whom he desires to receive the benefits provided by the Plan in the event of his death, such designation to be filed on a form provided by the Committee for that purpose.

                 The Committee shall require that a married Participant or Beneficiary who designates a Beneficiary other than his spouse obtain the spouse's written and notarized consent to the designation. The Participant or Beneficiary may from time to time change his designated Beneficiary by filing a new designation in writing with the Committee. Any new designation of Beneficiary by the Participant or Beneficiary shall also be subject to the written consent of his spouse, unless his spouse's prior consent is a general consent to the designation of any Beneficiary.

                 If a Participant fails to designate a Beneficiary, or if a designated Beneficiary shall not survive to receive any or all payments due hereunder, then the death benefits payable under this Plan shall be payable to the Participant's spouse, and if no spouse survives, to the Participant's estate.


                                END OF ARTICLE X

                                   ARTICLE XI

                             PARTICIPANTS' ACCOUNTS


                 Section 11.1 Employer Contributions. The Plan shall establish and maintain an Employee Stock Ownership Account, Employer Matching Account, Pretax Deferral Account and Qualified Employer Contribution Account, as required, for each Participant showing his proportionate total interest in the Trust Fund.

                 Each of the Participant's Accounts shall be assigned a share of the Trust Fund which is attributable to the Participant's total interest in the Plan, taking into account if applicable any segregated accounts established under this Plan. The Committee shall maintain records relative to a Participant's Accounts so that there may be determined as of any Valuation Date the current value of his Accounts in the Trust Fund.

                 Section 11.2 Valuation of Accounts. As of each Valuation Date (or more frequently if the Committee in its own discretion determines that interim valuations are necessary for the convenient administration of the
Plan), pursuant to its discretionary authority to administer and interpret the Plan, the Committee shall determine the fair market value of the Trust assets (other than Employer Stock) held in Participants' Accounts. Such valuation shall exclude the Employer's matching contributions, ESOP Contributions, Pretax Deferrals and Qualified Nonelective Contributions (if any) for the Plan Year ending on such Valuation Date and shall also exclude insurance or annuity contracts and segregated investments, if any (which shall be separately valued). A Participant's Accounts on such Valuation Date shall be proportionately increased or decreased in the ratio of those account balances at the beginning of the Plan Year (or, if deposits were made during the Plan Year, on an adjusted basis which reasonably reflects the dates of deposit) so that the total of such Accounts will equal the fair market value of the share of the Trust assets held in such Accounts as of such Valuation Date.

                 (A) Interim Valuation. If the benefits attributable to a Participant's Accounts are to be distributed on a date other than a Valuation Date and, if at the time of the distribution there has been a substantial change in the value of the Trust assets, pursuant to its discretionary authority to administer and interpret the Plan, the Committee, using the same procedure as for the periodic valuation, shall determine the fair market value of the Trust assets as of the end of the calendar month preceding the date of distribution, or, if the information necessary for the valuation cannot reasonably be obtained and acted upon in a one (1) month period, as of the calendar quarter preceding the date of distribution. If any distributions or contributions have occurred between the preceding Valuation Date and the interim Valuation Date, the valuation shall be adjusted for those intervening transactions. The Committee shall then determine the percentage of increase or decrease in the fair market value of such assets as compared with the fair market value as of the immediate preceding valuation date. The Accounts (including the Account to be distributed) shall be increased or decreased by the percentage of change so determined.

                 (B) Valuation of Accounts For Distribution. For purposes of determining the value of benefits to be distributed to a terminated Participant or his Beneficiary under Section 8.5 or Section 8.7, or to a Participant requesting a Plan loan under Section 8.11, or to a Participant requesting an in-service withdrawal under Section 8.12 or 8.13, the Committee shall use the value of the Participant's Accounts as of the Valuation Date or interim Valuation Date immediately preceding: the date of termination of employment with respect to a Participant to whom benefits are paid pursuant to
Section 8.5, the date on which the Committee receives a written request for a withdrawal with respect to a Participant requesting an in-service withdrawal pursuant to Section 8.12 or 8.13, or the date on which the Committee receives a written request for a termination distribution with respect to a Participant who postpones receipt of his Plan benefits pursuant to Section 8.6(C) and whose benefits are paid pursuant to Section 8.7, or the date on which the Committee receives a written request for a distribution on account of the disability or death of a Participant, as provided in Articles IX or X, respectively.

                 Section 11.3 Valuation of Employer Stock. The Employer shall, as of each Valuation Date, make a good faith determination of the fair market value of the Employer Stock, which determination shall be based on the most recent price at which the stock has been publicly traded. However, in the event the Employer determines that there have been sufficient public sales and purchases of the Employer Stock to provide a fair market value thereof, then the Employer shall determine such fair market value by obtaining an independent appraisal of the value of the Employer Stock from a person who customarily makes such appraisals and who is independent of the Employer, the Trust and any person who is a party to a transaction. The Employer shall promptly notify the Trustee as to the valuation of the Employer Stock.

                 All expenses incurred in connection with the annual valuation of Employer Stock shall be deemed expenses of the Plan and shall be paid in accordance with Section 14.3.

                               END OF ARTICLE XI

                                  ARTICLE XII

                          INVESTMENT OF CONTRIBUTIONS


                 Section 12.1 Investment of Contributions. Subject to the provisions of section 12.3, the Plan shall invest all ESOP Contributions and may invest any or all Employer matching contributions and Qualified Nonelective Contributions (if any) made on behalf of a Participant primarily in Employer Stock, in accordance with the terms of this Plan and the Trust Agreement.

                 Section 12.2 Investment of Pretax Deferrals. Effective April 1, 1995, all Pretax Deferrals contributed to the Plan by or on behalf of a Participant shall be invested in any one (1) or more of the Investment Funds, as the Participant shall designate, in increments of ten percent (10%) of the aggregate amount of such contributions.

                 Section 12.3 Investment Transfers. Each Participant may elect to transfer any amounts invested in an Investment Fund pursuant to the provisions of Section 12.2 to one (1) or more of the other Investment Funds so that the resulting allocation between the Investment Funds is in increments of ten percent (10%) of the account balance.

                 Section 12.4 Investment of Plan Assets Pending Designation. If at any time a Participant has not directed the investment of all or any part of his Pretax Deferrals, the Participant shall be deemed to have elected to invest his entire interest in the Plan in an Investment Fund which invests in money market type investments (or the nearest equivalent to such an Investment Fund offered by the Plan).

                 Section 12.5 Investment Elections. Each Participant may make the election described in Section 13.1 by filing and an election form with the Committee upon becoming a Participant. The election described in Sections 13.1 and 13.2 may be changed together or separately, not more frequently than once every three (3) months, unless the Committee authorizes more frequent changes. Each such election shall be effective as of the January 1, April 1, July 1, or October 1, coinciding with or immediately following the receipt of thirty (30) days written notice thereof by the Committee.

                 Section 12.6 Transfer of Assets. The Committee shall direct the Trustee to transfer moneys or other property from the appropriate Investment Fund to the other Investment Fund(s) as may be necessary to carry out the aggregate transfer transactions after the Committee has caused the necessary entries to be made in the Participants' Accounts in the Investment Funds and has reconciled offsetting transfer elections, in accordance with uniform rules therefor established by the Committee.

                 Section 12.7 ESOP Diversification of Investments. Notwithstanding any provisions of the Plan to the contrary, a Participant who has attained age fifty-five (55) and who has completed at least ten (10) years of Plan participation ("Qualified Participant") shall have the right to receive a distribution of up to twenty-five percent (25%) of his Employee

Stock Ownership Account and Employer Matching Account within ninety (90) days after the last day of each Plan Year during the Participant's Qualified Election Period. Within ninety (90) days after the close of the last Plan Year in the Participant's Qualified Election Period, a Qualified Participant shall have the right to receive a distribution of up to fifty percent (50%) of his Employee Stock Ownership Account, Employer Matching Account and Qualified Employer Contributions (if any).

                 In lieu of electing a distribution of the portion of his Accounts subject to the diversification rights, such Participant may direct the Committee to invest such portion of his Employee Stock Ownership Account, Employer Matching Account and Qualified Employer Contributions (if any) in one or more of the Investment Funds.

                 Any distributions made pursuant to this Section shall be subject to such requirements of the Plan concerning put options as would otherwise apply to a distribution of Employer Stock from the Plan. This Section shall apply notwithstanding any other provision of the Plan other than such provisions as require the consent of the Participant and the Participant's spouse to a distribution with a present value in excess of three thousand five hundred dollars ($3,500). If the Participant's spouse does not consent, such amount shall be retained in the Plan.

                               END OF ARTICLE XII

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                                  ARTICLE XIII

                                   FINANCING


                 Section 13.1 Financing. The Employer shall maintain a Trust Fund to finance the benefits under the Plan, by entering into one or more Trust Agreements. Any Trust Agreement is designated as and shall constitute a part of this Plan shall be subject to all the terms and provisions of such Trust Agreement. The Employer may modify the Trust Agreement from time to time to accomplish the purpose of the Plan and may appoint a successor Trustee or Trustees. By entering into such Trust Agreements, the Employer and the Committee shall retain the power to direct the Trustee or the Investment Manager(s) appointed under the terms of the Trust Agreement from time to time, by action of the Committee, to invest some or all Employer contributions in Employer Stock and to invest Pretax Deferrals such Investment Fund(s) as Participants may designate. In the event the Committee appoints any such Investment Manager, the Trustee shall not be liable for the acts or omissions of the Investment Manager or have any responsibility to invest or otherwise manage any portion of the Trust Fund subject to the management and control of the Investment Manager.

                 Section 13.2 Non-Reversion. Anything in this Plan to the contrary notwithstanding, it shall be impossible at any time for the contributions of the Employer or any part of the Trust Fund to revert to the Employer or an Affiliate or to be used for or diverted to any purpose other than the exclusive benefit of Participants or their Beneficiaries, except that:

                 (A) In the event that the Internal Revenue Service initially determines that the Plan does not constitute a qualified employee pension benefit plan meeting the requirements of Section 401(a) of the Code and the Plan was submitted to the Internal Revenue Service within the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan was adopted, or such date as the Secretary of the Treasury may prescribe, then the Plan shall be null and void from the Effective Date, and any funds in the Trust Fund shall be returned to the Employer within one (1) year after the date the initial qualification is denied, unless the Plan is amended and a favorable determination is obtained.

                 (B) If a contribution or portion thereof is made by the Employer by a mistake of fact, upon written request to the Committee, such contribution or such portion and any increment thereon shall be returned to the Employer within one (1) year after the date of payment.

                 (C) In the event that any contributions made by the Employer are not deductible for federal income tax purposes in any Plan Year, then that portion of the Employer contribution that is not deductible shall be returned to the Employer within one (1) year from the date the Employer receives notice of the disallowance of the deduction.

                 The amount of contributions to be returned under this Section is the difference between the actual contribution made, and the amount that would have been contributed had no mistake in fact or mistake in determining the contribution occurred.

                 The foregoing notwithstanding, any reversion provided hereunder shall not reduce the Accrued Benefit of any Participant below the balance such Participant would have had if the mistake had not occurred.


                              END OF ARTICLE XIII

                                  ARTICLE XIV

                              PLAN ADMINISTRATION


                 Section 14.1 Plan Administrator. The Employer (or such other entity or person as the Board of Directors may designate) is the administrator of the Plan and the agent for service of legal process on the Plan. However, the Committee is responsible for the day-to-day administration of the Plan. If no Committee is appointed, the Employer may appoint and perform all duties assigned to the Committee hereunder. If a Committee is appointed, the Employer shall oversee the Committee in its performance of its duties hereunder.

                 Section 14.2 Committee Membership. The Board of Directors shall appoint the Committee and the members of the Committee shall serve at the pleasure of the Board. A member of the Committee may resign by written notice to the Board of Directors. The Board of Directors shall notify the Trustee of the original membership and of any change in the members and, until notified, the Trustee may assume the membership continues without change. The Board of Directors shall, upon request by the Trustee, provide the Trustee with the names and specimen signatures of the Committee members serving from time to time.

                 If at any time a person who is entitled to a distribution under the Plan is serving as a Committee member, that person (or his or her spouse) shall be ineligible to participate in the decision of the eligibility, amount, method and timing of the distribution, or any other matters pertaining to such distribution. If, by virtue of such disqualification, the Committee does not have any members qualified to make the decisions on distribution, the Board of Directors shall immediately appoint an interim Committee to serve until the decisions are made.

                 Section 14.3 Compensation and Expenses. A member of the Committee who is an Employee shall serve without compensation for services as such a member. Any member of the Committee may receive reimbursement by the Employer of expenses properly and actually incurred. All expenses of the Committee shall be paid out of Plan assets unless paid directly by the Employer. Such expenses shall include any expenses incident to the functioning of the Committee, including, but not limited to, fees of the Plan's accountants, counsel and other specialists and other costs of administering the Plan.

                 Section 14.4 Committee Action. Any action of the Committee shall be taken by majority vote or by the written consent of a majority of its members. The Committee may give authority to any one or more of its members to execute any certificate or direction on behalf of the Committee. The Committee shall notify the Trustee in writing of such action and of the name or names of those so designated. The Trustee and any third party dealing with the Committee may conclusively rely upon any certificate or direction signed by the designated Committee members and which purports to have been authorized by the Committee.


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
                 Section 14.5  Investment Discretion.

                 (A) Committee Discretion. The Committee shall determine the number and type of Investment Funds in which the assets of the Trust shall be invested. If the Committee in its sole discretion so decides, it may authorize Participants to exercise investment discretion and authority over the assets in their accounts, subject to such restrictions as the Committee may impose.

                 The Employer may, by resolution of its Board of Directors, from time to time allocate and reallocate such investment authority among the Trustee, the Committee and Investment Manager(s), if any. A change in such investment authority shall be effective upon delivery of a certified copy of the resolution to the parties affected by the change.

                 As provided under Article XII, the Committee shall direct the Trustee to invest all ESOP Contributions, Employer matching contributions and Qualified Nonelective Contributions (if any) primarily in Employer Stock, in accordance with the terms of the Trust Agreement.

                 (B) Employer Stock. Subject to the direction of the Committee, the following rules shall apply with respect to investments in Employer Stock:

                          (1)     Investment in Employer Stock.  Contributions
to be invested in Employer Stock shall be so invested by the Trustee as soon as practicable after receipt thereof. Such investment will be made in such manner, at such prices, in such amounts and at such times as the Trustee in its sole discretion may determine. The Trustee may in its sole discretion either keep the portion of the Trust Fund not so invested in cash or non-interest bearing bank accounts or temporarily invest the same in short- term United States Government obligations until such time as the Trustee shall find it practicable to invest in Employer Stock. For the purposes of determining the value of any Participant's Accounts at any time, amounts invested in short-term United States Government obligations shall be regarded as cash. All shares of stock acquired by the Trustee for the separate Account of any Participant shall be held by it in such Account, together with any uninvested cash, until disposed of in accordance with the provisions of the Plan. All shares of the Employer Stock shall be registered in the name of the Trustee or its nominee.

                          (2)     Charge against Account upon Purchase.  Upon
the purchase of any stock by the Trustee, the purchase price chargeable to the account of each Participant shall be its proportionate share (based upon the number of shares purchased and the number of shares allocable to that Account) of the entire amount paid by the Trustee, after taking into account all brokerage fees, transfer taxes, the additional cost incurred on purchases of odd lots and any other expenses incurred in connection with the purchase and transfer of such stock (to the extent such fees, taxes, and/or costs are not borne by the Employer). All similar expenses incurred in connection with the purchase and sale of United States Government obligations will be charged pro rata to the Accounts of Participants.

                          (3)     Disposition of Dividends.  Cash dividends
received by the Trustee upon encumbered Employer Stock pending repayment of an Exempt Loan may be used toward the repayment of the Exempt Loan. Cash dividends received by the Trustee upon Employer Stock in a Participant's Accounts may be used toward the repayment of the Exempt Loan, or be credited to such Accounts and applied to the purchase of additional shares of Employer Stock, or distributed to the Participant, as the Committee in its discretion may determine. Notwithstanding any provision to the contrary provided hereunder, cash dividends may be used to repay an Exempt Loan only if such dividends are made on Employer Stock purchased with proceeds of the Exempt Loan and only if Employer Stock with a fair market value of not less than the amount of the dividend is allocated to the Employee Stock Ownership Accounts, Employer Matching Accounts and Qualified Employer Contribution Accounts (if any) of eligible Participants in the same Plan Year that the repayment is made in accordance with the allocation rules of Section 4.8(B)(8). If Employer Stock is split, new or additional shares shall be credited as of the record date to the Accounts of Participants in proportion to the number of shares credited to their respective Accounts immediately prior to such date.

                 Cash dividends received by the Trustee upon Employer Stock held in the suspense account may be used to repay an Exempt Loan or distributed to Participants in the proportion that the Employer Stock held by each Participant under the Plan bears to the Employer Stock held in the suspense account, as the Committee may determine. Stock dividends received by the Trustee upon stock in the suspense account shall be credited to such account.

                          (4)     Exercise of Rights, Warrants and Options. In
the event that any rights, warrants or options for the acquisition of additional shares of stock, or other property, are distributed with respect to shares of Employer Stock, the Trustee may in its discretion exercise such rights, warrants or options attributable to the Account of each Participant to the extent that there is a cash balance in such Account sufficient for such purposes. If and to the extent that other property is received or rights, warrants or options are not exercised, the Trustee shall sell such property or any remaining rights, warrants or options in the open market, provided that there is any market therefor, and shall credit the proceeds to the Account of such Participant.

                 (C) Participant Direction of Investments. If a Participant's interest in the Trust Fund, or any portion thereof, is to be invested separately from the general Trust Fund, the Committee shall establish and maintain a segregated fund for the Participant's separate investments. The Committee shall provide separate accounting for those investments and the gains, losses, income and expenses attributable thereto, and the Plan may charge any administration costs incurred in connection with the segregation of account directly to the Participant.

                 When Participants are entitled to exercise investment discretion and authority, they shall exercise that authority by notifying the Committee of their investment decisions and the Committee shall, in turn, direct the Trustee to make the investments. If at any time a Participant has approved the segregation of his interest, but has not directed the investment of all or any part of the segregated funds, the Committee shall direct the Trustee to hold those funds in a demand of short term interest-bearing account or fund, pending further investment direction. Participant-selected investments shall be the sole responsibility of the Participant, and neither the Committee nor the Trustee, nor any other fiduciary, shall have any duty to review such investments or otherwise manage that portion of the Trust Fund. However, the Committee may from time to time adopt such rules and impose such limitations on the exercise of the Participant's investment discretion as may be necessary or convenient to the administration of the Plan and the investment of the Trust Fund.

                 Section 14.6 Powers of Committee. The Committee shall have full discretionary authority to administer and interpret the Plan, including discretionary authority to determine eligibility for participation and benefits under the Plan. The Committee may, however, delegate such duties and responsibilities as it deems appropriate to facilitate the day-to-day administration of the Plan. Any determination by the Committee or the Committee's delegate shall be final and conclusive upon all persons. The Committee's duties shall include, but not be limited to, the following:

                 (A) To construe and interpret the Plan and to determine all questions arising in the administration, interpretation and application of the Plan;

                 (B) To make and publish such rules for the regulation of the Plan which are consistent with the terms thereof;

                 (C) To determine all questions relating to the eligibility of Employees to participate;

                 (D) To maintain all the necessary records for the administration of the Plan other than those maintained by the Trustee;

                 (E) To comply with the reporting and disclosure requirements for qualified plans to Participants, Beneficiaries, and governmental bodies as may be required from time to time by state and Federal law. However, the responsibility for such reporting and disclosure shall be borne by the Employer;

                 (F) To obtain from the Employees such information as shall be necessary for the proper administration of the Plan and, when appropriate, to furnish such information promptly to the Trustee or other persons entitled thereto;

                 (G) To compute and certify to the Trustee the amount and kind of benefits payable to Participants and their Beneficiaries;

                 (H) To direct all disbursements by the Trustee from the Trust;

                 (I) To prepare and distribute, in such manner as the Employer determines to be appropriate, information explaining the Plan;

                 (J) To establish and maintain such Accounts in the name of each Participant as are necessary;

                 (K) To provide for any required bonding of fiduciaries and other persons who may from time to time handle Plan assets;

                 (L) To engage an independent public accountant to conduct such examinations and to render such opinions as may be required by ERISA;

                 (M) To establish a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA;

                 (N) To determine whether a Participant may transfer funds from another qualified plan or individual retirement account to the Trust and to direct the Trustee to receive such transferred funds; and

                 (O) To authorize the Trustee to purchase life insurance policies on the lives of Participants.

                 The Committee, in exercising its discretion, shall act in a uniform and nondiscriminatory manner.

                 Section 14.7 Correction of Administrative Errors. If an error is made in the administration of the Plan, the Committee shall promptly correct the error upon its discovery. For this purpose, "administration" shall encompass the entire operation of the Plan, including but not limited to, eligibility, participation, vesting, and benefit calculation and distribution. If a Participant has been denied a benefit distribution due to such administrative oversight, the Committee shall determine the correct interest of the Participant and shall direct the Trustee to disburse an amount to the Participant (or his Beneficiary) as is necessary to rectify the error. If an excessive distribution has been made to or for a Participant or Beneficiary, the Committee shall advise the party who received the distribution of the error and shall take such actions on the Plan's behalf as is necessary to retrieve the excessive payment.

                 Section 14.8 Information. Each person entitled to benefits from the Plan must file with the Committee or its agent, in writing, his post office address and each change of post office address. Any communication, statement or notice addressed to such a person at his latest reported post office address will be binding upon him for all purposes of the Plan, and neither the Committee nor the Employer or any Trustee shall be obliged to search for or ascertain his whereabouts.

                 To enable the Committee to perform its functions, the Employer shall supply full and timely information to the Committee on all matters relating to the compensation of all Participants, their employment, their retirement, death or other cause for termination of employment, and such other pertinent facts as the Committee may require.

                 Section 14.9 Funding Method and Policy. The Committee from time to time shall establish a funding method and policy consistent with the objectives of this Plan and, to implement the policy and method, shall communicate it to the Trustee or other fiduciary exercising investment control over the Trust assets.

                 Without limiting the generality of the foregoing,the Committee shall, from time to time, accomplish the following:

                 (A) Determine and review short-term, intermediate and long-range investment goals;

                 (B)      Determine and project benefit liabilities;

                 (C) Make plans to satisfy the liquidity needs of the Plan; and

                 (D) Consult with the Trustee, and such other advisors as may be necessary, to assure the payment of benefits under the Plan.

                 Section 14.10 Indemnity. The Employer shall indemnify each member of the Committee (which, for purposes of this Section, includes any Employee to whom the Committee has delegated fiduciary duties) against any and all claims, losses, damages, expenses, including counsel fees, incurred by the Committee and any liability, including any amounts paid in settlement with the Employer's approval, arising from the member's or Committee's action or failure to act, except when the same is judicially determined to be attributable to the gross negligence or willful misconduct of such member. The right of indemnity described in the preceding sentence shall be conditioned upon:

                 (A) The timely receipt of notice by the Employer of any claim asserted against the Committee member, which notice, in the event of a lawsuit shall be given within ten (10) days after receipt by the Committee member of the complaint; and

                 (B) The receipt by the Employer of an offer from the Committee member of an opportunity to participate in the settlement or defense of such claim.

                 Section 14.11 Allocation and Delegation of Duties. The Committee may appoint one or more subcommittees and delegate such of its power and duties as it deems desirable to any such subcommittee, in which case every reference herein made to the Committee shall be deemed to mean or include the subcommittees as to matters within their jurisdiction. The members of any such subcommittee shall consist of such officers or Employees and any such other persons as the Committee may appoint.

                 The Committee may also appoint one or more persons or other agents to aid it in carrying out its duties, and delegate such of its powers and duties as it deems desirable to such person or agents. It may authorize one or more of their number or any agent to execute or deliver any instrument or instruments on their behalf, and may employ such counsel, auditors, and other specialists and such clerical, medical, actuarial and other services as they may require in carrying out the provisions of the Plan.

                 Section 14.12  Voting of Qualifying Employer Securities.

                 (A) Voting of Registration-Type Stock. To the extent that the Employer Stock allocated to the Accounts of Participants constitute a class of stock which is required to be registered under Section 12 of the Securities Exchange Act of 1934, then Participants shall be entitled to direct the manner in which Employer Stock allocated to their Accounts is to be voted on all matters.

                 (B) Voting of Non-Registration-Type Stock. To the extent that the Employer Stock allocated to the Accounts of Participants do not constitute a registration-type class of stock (as defined above), then the Trustee shall vote such stock in such manner as shall be directed by the Committee and as provided below.

                          (1)     Employer Stock Allocated to Participants'
Accounts. A Participant shall be entitled to direct the Trustee as to the manner in which voting rights will be exercised with respect to any corporate matters which involve the voting of Employer Stock allocated to such Participant's Account(s) with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transactions as may be prescribed in Treasury regulations. The Trustee shall follow the procedure set forth below in obtaining the Participant's vote.

                 (C) Employer Stock Purchased With Exempt Loan Proceeds. Notwithstanding any provision of this Plan to the contrary, Participants shall be entitled to direct the manner in which Employer Stock allocated to their Accounts is to be voted, regardless of whether the Employer Stock is a registration-type or no-registration-type class of stock, if the Employer Stock is purchased with the proceeds of an Exempt Loan subject to the Code Section 133 interest exclusion.

                 (D) Employer Stock Held in Suspense Account. The Trustee shall vote unallocated Employer Stock (whether Employer Stock is registration-type or non-registration type stock) held under the suspense account in the manner determined by the Committee.

                 (E)      Voting Procedure.

                          (1)     At the time notice of any stockholders'
meeting at which a corporate matter is to be considered (which requires the vote of Participants), the Committee shall cause to be prepared and delivered to each Participant who has Employer Stock allocated to his Account(s), a notice and form of proxy instructing the Trustee as to how it shall vote at such meeting or any adjournment thereof, concerning such matter and the full number of shares of Employer Stock allocated to such Account(s). Such notice shall instruct each Participant to return proxy to the Trustee.

                          (2)     The Trustee shall vote all shares of Employer
Stock allocated to the Accounts of Participants in accordance with the instructions contained on the proxy forms returned to the Trustee duly executed by the Participant.

                          (3)     With respect to Employer Stock for which the
Trustee has not received a duly executed proxy from the Participant pursuant to the above paragraph (2), five (5) days prior to such meeting, the Trustee shall vote said shares.

                 (F) Confidentiality. The Trustee shall vote the Employer Stock held by the Plan only in accordance with the provisions of this Section
14.12. Each Participant may direct the Trustee to vote the shares allocated to his Account(s) as provided in this Section; provided, however, that such directions from Participants shall be confidential and shall not be divulged by the Trustee to anyone, including the Employer or any director, officer, Employee or agent of the Employer, it being the intent of this provision to ensure that the Employer (and its directors, officers, Employees and agents) cannot determine the direction given by any Participant.


                               END OF ARTICLE XIV

                                   ARTICLE XV

               AMENDMENT, PLAN TERMINATION AND MERGER RESTRICTION


                 Section 15.1 Amendment. The Employer shall have the right to amend this Plan from time to time by resolution of the Board of Directors, and to amend or cancel any such amendments. Employer amendments shall be stated in an instrument executed by the Employer in the same manner as this Plan, and this Plan shall be deemed to have been amended in the manner and at the time therein set forth and all Participants shall be bound thereby; provided, however:

                 (A) Limitations. No amendments shall be effective which shall:

                          (1)     Attempt to cause any of the assets of the
Trust to be used for or diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries.

                          (2)     Cause the reduction of the balance of any
Participant's Accounts unless the requirements of Section 412(c)(8) of the Code have been met, or effect or create any discrimination in favor of Participants who are officers, shareholders, or highly compensated employees.

                 (B) Amendment of Vesting Provision. If an amendment is adopted which directly or indirectly affects the computation of a Participant's nonforfeitable percentage, then:

                          (1)     The nonforfeitable percentage of a
Participant's right to his Employer contributions shall not be reduced below his percentage computed under the Plan (as of the amendment date) without regard to such amendment. For this purpose, "amendment date" shall mean the later of:

                                  (a)      The date the amendment is adopted;
or

                                  (b)      The date the amendment is effective.

                          (2)     The nonforfeitable percentage of the Employer
contributions made on behalf of each Participant who has completed at least three (3) years of Vesting Service with the Employer shall not at any time be less than such percentage determined without regard to the amendment. The three (3) years of Vesting Service need not be consecutive, and the requirement shall be calculated without regard to the exceptions of Section 411(a)(4) of the Code. The three (3) years of Vesting Service must be completed by the Participant within sixty (60) days after the later of:

                                  (a)      The day the amendment is adopted;

                                  (b)      The day the amendment becomes
effective; or

                                  (c)      The day the Participant is issued
written notice of the amendment by the employer or the Committee.

                 Section 15.2 No Contractual Obligation. It is the expectation of the Employer that it will continue the Plan indefinitely, but the continuance thereof is not assumed as a contractual obligation by the Employer or any Affiliate. In the event of a sale of substantially all of the assets or stock of the Employer to a nonaffiliated company, the Plan shall be terminated. The Plan may also be discontinued or terminated at any time by action of the Board of Directors for whatever reason. Discontinuance or termination of the Plan shall not have the effect of revesting in the Employer any part of the funds of the Trust Fund, except as provided in Section 13.2.

                 Section 15.3 Vesting upon Plan Termination or Complete Discontinuance of Contributions. In the event of the termination of or complete discontinuance of contributions to the Plan within the meaning of Treas. Reg. Section 1.411(d)-2, the rights of all Participants to their Employee Stock Ownership accounts and Employer Matching Accounts shall become fully vested as of the date of Plan termination or complete discontinuance of contributions. In the event of a partial termination of the Plan within the meaning of Section 411 of the Code, the rights of all affected Participants to their Employee Stock Ownership Accounts and Employer Matching Accounts shall become fully vested.

                 Section 15.4 Procedure on Termination. On or before the effective date of termination, the Employer shall direct the Trustee to proceed as soon as possible, but in any event within one (1) year from such effective date, to reduce to the extent practicable all of the assets of the Trust Fund in cash and, after first reserving therefrom such sums as it may deem to be reasonably necessary for its expenses and compensation and for any liabilities, absolute or contingent, chargeable to the Trust Fund, to distribute the balance of such assets among the then Participants of the Plan, each such Participant to receive his Accrued Benefit under the Plan.

                 The Trustee and the Employer shall continue to function in their respective positions with respect to the Plan for such period of time as may be necessary for the winding up of the Plan and for the making of contributions provided in this Article.

                 Section 15.5 Suspension of Contributions. In the event the Employer decides it is impossible or inadvisable for business reasons to continue to make contributions under the Plan, the Employer shall not make any further contributions under the Plan and no contributions under Section 4.1 need be made by the Employer for the balance of the Plan Year in which such suspension occurs. The suspension of contributions (within the meaning of Treas. Reg.1.411(d)-2(d)) on the part of the Employer shall not terminate the Plan as to the Trust Fund then held by the Trustee, or operate to accelerate any payments or distributions to or for the benefit of Participants or Beneficiaries, and the Trustee shall continue to administer the Trust Fund in accordance with the provisions hereof until the obligations hereunder shall have been discharged and satisfied.

                 Section 15.6 Merger Restriction. This Plan shall not in whole or in part merge or consolidate with, or transfer its assets or liabilities to any other plan unless each affected Participant in this Plan would (if the Plan then terminated) be entitled to receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).


                               END OF ARTICLE XV

                                  ARTICLE XVI

                              TOP-HEAVY PROVISIONS


                 Section 16.1 Application. If, as of the Determination Date in any Plan Year beginning after December 31, 1983,

                 (A) the sum of the account balances of Participants who are "Key Employees" for such Plan Year and the beneficiaries of deceased Key Employees (hereinafter referred to as "beneficiaries") exceeds sixty percent (60%) of the sum of the account balances of all Employees and beneficiaries, or

                 (B) the Plan is part of a top-heavy group, then the following provisions under this Article XVI shall apply for such Plan Year.
The foregoing notwithstanding, the provisions of this Article XVI shall not apply to the Plan in any Plan Year during which it is part of an aggregation group (as defined in Section 16.4(A)), whether or not it is top-heavy as a single plan, unless the aggregation group of which it is a part is top-heavy in such Plan Year.

                 Section 16.2 Definitions. Whenever used in this Article XVI, the following terms shall have the meanings set forth below unless a different meaning is expressly provided or plainly required by the context in which the term is used:

                 (A) Key Employees. The term "Key Employee" means any Employee or former Employee who at any time during a Plan Year or any of the four (4) preceding Plan Years is:

                          (1)     An officer of the Employer and its Affiliates
whose Compensation is greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for any Plan Year; provided, however, no more than the lesser of fifty (50) employees, or the greater of three (3) employees of ten percent (10%) of all employees are to be treated as officers;

                          (2)     One of the ten (10) employees owning the
largest interests in the Employer or an Affiliate and who earns an amount equal to or more than the dollar limit specified in Code Section 415(c)(1)(A);

                          (3)     A five percent (5%) owner of the Employer or
an Affiliate; or

                          (4)     A one percent (1%) owner of the Employer or
an Affiliate having annual Compensation of more than one hundred fifty thousand dollars ($150,000). If an employee ceases to be a Key Employee, such employee's Account Balance shall be disregarded under the top-heavy plan computation for any Plan Year following the last Plan Year for which he was treated as a Key Employee.

                 The term "Key Employee" or "former Key Employee" shall include the beneficiary of such Key Employee or the beneficiary of a former Key Employee.

                 For purposes of determining ownership under this Section, the Plan shall disregard Code Sections 414(b), (c) and (m) for determining Employees who are five percent (5%)and one percent (1%) owners.

                 (B) Non-Key Employee. The term "Non-Key Employee" means any employee who is not a Key Employee. The beneficiary of a former Non-Key Employee shall be treated as a former Non-Key Employee.

                 (C) Determination Date. The term "Determination Date" means the date for determining the applicability of this Article XVI and is:

                          (1)     For the first Plan Year, the last day of the
Plan Year; and

                          (2)     For any other Plan Year, the last day of the
preceding Plan Year.

                 (D) Valuation Date. The term "valuation date" means the annual date on which the Plan assets must be valued for purposes of determining the value of account balances or the date on which liability and assets of the defined benefit pension plan are valued. For purposes of the top-heavy test, the valuation date for a defined benefit plan shall be the same valuation date used for computing plan costs for minimum funding. The valuation date for a defined contributed plan shall be the most recent valuation date within a twelve (12)-month period ending on the Determination Date.

                 (E) Accrued Benefits Treated as Accruing Ratably. The accrued benefit of any Employee (other than a key employee) shall be determined: (1) under the method which is used for accrual for purposes of all plans of the Employer, or (2) if there is no method described in subsection (1) above, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

                 Section 16.3  Determination of Account Balance.

                 (A) Account Balance. In determining the sum of the account balances under this Plan and the present value of accrued benefits under a defined benefit pension plan, all Employer contributions, nondeductible contributions (whether mandatory or voluntary), rollover contributions received by the Plan from a related rollover, and contributions received by the Plan from a related plan-to-plan transfer shall be taken into account. However, the accrued benefit or account balance of a former Key Employee who is now a Non-Key Employee shall not be taken into account.

                 For purposes of this Article XVI, a "related rollover" or a "related plan-to-plan transfer" is a rollover or a transfer either not initiated by the Employee or a rollover or a transfer made to the Plan by the same Employer.

                 If the Plan makes a rollover or transfers the benefits of a Participant to a plan maintained by another employer in an unrelated rollover or unrelated plan-to-plan transfer, then the Plan shall count such distribution in determining its top-heavy status under this Article XVI. An "unrelated rollover" or "unrelated plan-to-plan transfer" is a rollover or transfer which is both initiated by an employee and made by this Plan to a plan maintained by another employer. If, however, the Plan is the transferee plan in an unrelated rollover or unrelated plan-to-plan transfer after December 31, 1983, then the Plan shall not count such rolled over or transferred amounts in determining its top-heavy status under this Article XVI.

                 (B) Computation of Account Balance. The account balance as of the Determination Date for any Participant is the sum of:

                          (1)     The account balance as of the most recent
valuation date occurring within a twelve (12)-month period ending on the Determination Date; and

                          (2)     An adjustment for contributions due as of the
Determination Date. The adjustment is the amount of any contributions made after the valuation date but on or before the Determination Date. In the first Plan Year, the adjustment shall also reflect the amount of any contributions made after the Determination Date that are made as of a date in the first Plan Year.

                 (C) The Five-Year Rule. The account balance under this Plan will include any amount distributed to a Participant (who has received Compensation from the Employer or an Affiliate) and beneficiary within the five
(5)-year period ending on the Determination Date. The account balance under this Plan shall also include all distributions under a terminated plan which if it had not been terminated would have been required to be included in the aggregation group.

                 The present value of the accrued benefit in a defined benefit plan or account balance in a defined contribution plan shall not include the accrued benefit or account balance of any Participant who has not performed any services for the Employer during the five (5)-year period ending on the Determination Date. Finally, if a Participant returns after the five (5)-year period, such Participant's total accrued benefit shall be included in determining the top-heavy ratio.

                 (D) Segregation of Accounts. The Committee shall maintain a segregated account on behalf of each Key Employee to which Employer contributions made on behalf of such Employee shall be allocated in any Plan Year in which the Plan is top-heavy.

                 (E) Accrued Benefits Treated As Accruing Ratably. The accrued benefit of any Employee (other than a key employee) shall be determined: (1) under the method which is used for accrual for purposes of all plans of the Employer, or (2) if there is no method described in subsection (1) above, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(c) of the Code.

                 Section 16.4 Top-Heavy Group. For purposes of determining whether the Plan is part of a top-heavy group, the following rules shall apply:

                 (A) Aggregation Group. All plans maintained by the Employer or an Affiliate at any time during the five (5) year period ending on the Determination Date, including any terminated plans of the Employer if it was maintained with the last five (5) years ending on the Determination Date, shall be aggregated to determine whether the plans, as a group, are top heavy. The aggregation group shall include any plan which covers a Key Employee and any other plan which enables a plan covering a key employee to meet the requirements of Section 401(a)(4) or 410 of the Code.

                 (B) Top-Heavy Group. An aggregation group is a top-heavy group if, as of the Determination Date, the sum of:

                          (1)     The account balances of Key Employees and
beneficiaries under all defined contribution plans included in the group; and

                          (2)     The present value of the accumulated accrued
benefits for Key Employees and beneficiaries under all defined benefit plans in the group, exceeds sixty percent (60%) of a similar sum determined for all Employees and beneficiaries under all such plans in the group.

                 In any Plan Year, in testing for top-heaviness under this
Article XVI, the Employer may in its discretion take into account accumulated accrued benefits and account balances in any other plan maintained by it or an Affiliate, so long as such expanded aggregation group continues to meet the requirements of Sections 401(a)(4) and 410 of the Code.

                 Section 16.5 Combined Limit for Key Employees. If this Plan is determined to be top-heavy in any Plan Year and if the Plan does not provide for a minimum contribution equal to one percent (1%) of a Participant's Compensation, in addition to the minimum contribution provided in Section 16.9, or if the account balances of Key Employees and beneficiaries equal or exceed ninety percent (90%) of the value of all account balances, then the denominator of the defined benefit fraction and the defined contribution fraction for any Employee who participates in both a defined benefit plan and a defined contribution plan which are included in a top-heavy group as provided in
Section 16.4 above shall be the lesser of 1.0 (as applied to the dollar limit) or 1.4 (as applied to the limit based upon compensation).

                 Section 16.6 Ceiling on Includable Compensation. If the Plan is determined to be top-heavy in any Plan Year, then only the first two hundred thousand dollars ($200,000) of a Participant's Compensation may be taken into account in determining the amount of the Participant's earnings for this Plan Year. The two hundred thousand dollar ($200,000) limit shall automatically be adjusted for the Plan Years beginning after December 31, 1987 to the extent permitted by the Internal Revenue Service.

                 Section 16.7 Vesting Requirements. If this Plan is determined to be top-heavy in any Plan Year, the interest of each Participant in his Employee Stock Ownership Account and Employer Matching Account shall to vest in accordance with the vesting schedule set forth in below:

                           Top-Heavy Vesting Schedule

     Years of Service                      Vested Percentage
     ----------------                    ---------------------
            1                                     0%
            2                                    20%
            3                                    40%
            4                                    60%
            5                                    80%
            6 or more years                     100%


                 Section 16.8 Minimum Contributions. If the Plan is determined to be top-heavy in any Plan Year, the rate of Employer contributions allocated to the Employee Stock Ownership Account, Employer Matching Account and Qualified Employer Contribution Account (if any) of any Participant who is a non-key Employee for such Plan Year and who is employed by the Employer on the last day of such Plan Year (regardless of whether the non-key Employee has less than one thousand (1,000) Hours of Service and regardless of the non-key Employee's level of Compensation) shall not be less than the lesser of the maximum rate of Employer contributions allocated to Employee Stock Ownership Accounts, Employer Matching Accounts and Qualified Employer Contribution Accounts (if any) of Key Employees or three percent (3%) of such Employee's Compensation for the Plan Year, reduced by Employer contributions allocated to the account of such non-key Employee for such year under any other qualified defined contribution plan.

                 If the highest rate allocated to Key Employees is less than three percent (3%) in a Plan Year in which the Plan is top-heavy, then the Plan shall take into account amounts contributed as a result of salary reduction agreement in determining contributions made on behalf of Key Employees. A minimum contribution calculated under this Section in any Plan Year shall not decrease in a later Plan Year nor shall Employer contributions to Social Security be used to reduce the minimum contribution.

                 For purposes of Section 416 of the Code and this Section, the term "Compensation" shall have the same meaning as W- 2 compensation or compensation as defined in Section 415 of the Code.

                 The Committee shall maintain a segregated account on behalf of each Key Employee to which Employer contributions made on behalf of such Employee shall be allocated in any Plan Year in which the Plan is top-heavy.

                 Notwithstanding the foregoing provisions, in the event that the contribution formula set forth under the Plan is integrated with Social Security benefits, no Non-Key Employee may fail to receive the defined contribution minimum provided under this Section on account of the fact that such Employee is excluded from participation in the Plan because his Compensation is less than a stated amount or because he fails to make mandatory contributions to the Plan.

                 Section 16.9 Minimum Benefit or Contribution for Combined Plans. In case the top-heavy provisions set forth in the Plan become applicable, and a Non-Key Employee is covered by both this Plan and one or more defined benefit plans maintained by the Employer, such Employee shall receive the defined contribution minimum set forth in this Plan not less than annual contributions and forfeitures equal to five percent (5%) of the Non-Key Employee's compensation for each Plan Year the Plan is top-heavy.

                 The foregoing notwithstanding, all defined contribution plans maintained by the Employer shall be treated as one plan, and all defined benefit pension plans maintained by the Employer shall be treated as one plan for purposes of determining the minimum contribution or benefit the Employer is required to make on behalf of Non-Key Employees under this Plan. A Non-Key Employee who is covered by two defined contribution plans or two defined benefit pension plans maintained by the Employer shall receive only one defined contribution minimum or defined benefit minimum.

                 The payment of minimum benefits as provided under this Section is intended to satisfy the requirements set forth under Section 416(f) of the Code relating to the coordination of benefits or contributions when the Employer has two or more plans, and this Section shall be construed and applied so as to satisfy the requirements of Section 416(f).


                               END OF ARTICLE XVI

                                  ARTICLE XVII

                PARTICIPATION BY AFFILIATES AND OTHER EMPLOYERS


                 Section 17.1 Affiliate Participation. An Affiliate or another employer may become a party to the Plan and Trust Agreement by adopting the Plan for the benefit of any specified group of its Employees, effective as of any Entry Date or any other date approved by the Employer by filing with the Employer a certified copy of a resolution of its board of directors to that effect, and such other instruments as the Employer may require ("Participating Employer"). Acceptance by the Employer of such resolution shall constitute the Employer's approval of the Affiliate's participation in the Plan as a Participating Employer.

                 Section 17.2 Action Binding on Participating Affiliates and Other Employers. As long as the Employer is a party to the Plan and the Trust Agreement it shall be empowered to act thereunder for any Participating Employer in all matters respecting the Committee and the Trustee, and any action taken by the Employer with respect thereto shall automatically include and be binding upon any Participating Employer.

                 Section 17.3 Effect of Participation. Each Participating Employer agrees by its continued participation to make such contributions to the Trust as are determined by the Committee to fulfill such Participating Employers' obligations under the Plan. Each Participating Employer's contributions to the Plan shall be available to pay benefits to all Participants.

                 Section 17.4 Termination of Participation of Affiliate or Other Employer. The Employer may in its sole discretion and at any time, terminate the participation in this Plan of any or all Participating Employers. Such termination shall be effective upon thirty (30) days' notice of such termination from the Employer to the Trustee and the Participating Employer(s) being terminated. A Participating Employer may also withdraw from participating in the Plan by giving the Employer thirty (30) days' written notice to that effect.

                 In event of such termination or withdrawal, this Plan shall not terminate, but the portion of the Plan attributable to the terminated Participating Employer shall become a separate plan, and the Employer shall inform the Trustee of the portion of the Trust Fund that is attributable to the participation of such terminated Participating Employer. Such portion shall as soon thereafter as is administratively feasible be set apart by the Trustee as a separate trust which shall be part of the separate plan of such terminated Participating Employer. Thereafter, the administration, control, and operation of the Plan with respect to such terminated Participating Employer shall be on a separate basis in accordance with the terms hereof, or as such terms may be amended by appropriate action of such terminated Participating Employer in accordance with the provisions of this Article XVII.

                              END OF ARTICLE XVII

                                 ARTICLE XVIII

                                 MISCELLANEOUS


                 Section 18.1 Limitation on Participants' Rights. Participation in the Plan shall not give any Employee the right to be retained in the Employer's employ, or any right or interest in the Plan or Trust other than as herein provided. The Employer reserves the right to dismiss any Employee without any liability for any claim either against the Plan and Trust, except to the extent herein provided, or against the Employer. All benefits provided hereunder shall be provided solely from the Trust, and a person claiming an interest under the Plan shall not have recourse toward satisfaction of his benefits from other than the Trust assets.

                 Section 18.2 Receipt and Release. Any payment to any Participant or his legal representative or Beneficiary in accordance with the provisions of this Plan shall be, to the extent thereof, in full satisfaction of all claims against the Trustee, the Committee and the Employer. The Trustee may require such Participant, legal representative or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

                 Section 18.3  Nonassignability.

                 (A) Nonassignability. None of the benefits, payments, proceeds or claims of any Participant shall be subject to any claim of any creditor of any Participant and, in particular, the same shall not be subject to attachment or garnishment or other legal process by any creditor of any Participant, nor shall any Participant have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments or proceeds which he may expect to receive under this Plan (except as provided in this Plan for loans from the Trust).

                 (B) Division of Benefit upon Divorce. Notwithstanding the foregoing, the Trustee may comply with a Qualified Domestic Relations Order
(QDRO) requiring deductions from the benefits of a Participant in pay status for spousal and/or child support. Upon the receipt of a QDRO, the Trustee shall distribute benefits to the named alternate payee(s) in such amount and at such time as provided by the QDRO. The Committee is authorized to establish and maintain such accounts (and, if appropriate or necessary, to direct the Trustee to segregate the trust funds into Sub-Funds for investment, directed by the interested parties) as may be necessary to comply with such QDRO, which is not in contravention of ERISA and other applicable legislation, regulations and court decisions.

                 For the purpose of this Section, the term "Participant" shall include any person participating in the Plan, as well as any former Participant or Beneficiary who has any undistributed benefits under the Plan. The term "QDRO" shall mean a Domestic Relations Order (DRO) that creates or recognizes an alternate payee's right to all or a part of a Participant's plan benefits, specifies the information required by law, and does not alter the amount or form of plan benefits. The term "DRO" shall mean a judgment, decree, or order(including a property settlement agreement) that is made pursuant to a state domestic relations law and that relates to the provision of child support, alimony or marital property rights to a spouse, former spouse, child or dependent. The term "alternate payee" shall mean a spouse, former spouse, child or other dependent of the Participant who is recognized by a DRO as having a right to receive all or a part of the Participant's plan benefits.

                 Section 18.4 Incompetency. Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent and of age until the date on which the Committee receives a written notice, in a form and manner acceptable to the Committee, that such person is incompetent or a minor, for whom a guardian or other person legally vested with the care of his person or estate has been appointed; provided, however, that if the Committee shall find that any person to whom a benefit is payable under the Plan is unable to care for his affairs because of incompetency, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid to the spouse, a child, a parent or a brother or sister, or to any person or institution deemed by the Committee to have incurred expense for such person otherwise entitled to payment. To the extent permitted by law, any such payment so made shall be a complete discharge of liability therefor under the Plan.

                 In the event a guardian of the estate of any person receiving or claiming benefits under the Plan shall be appointed by a court of competent jurisdiction, benefit payments may be made to such guardian provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. To the extent permitted by law, any such payment so made shall be a complete discharge of any liability therefor under the Plan.

                 Section 18.5 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Plan, and it shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

                 Section 18.6 Counterparts. This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original. All the counterparts shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

                 Section 18.7 Service of Legal Process. The Secretary of the Employer is hereby designated agent of the Plan for the purpose of receiving service of summons, subpoena or other legal process.

                 Section 18.8 Headings of Articles and Sections. The headings of Sections and subsections are included solely for convenience of reference, and if there is any conflict between such headings and the text of the Plan, the text shall control.

                 Section 18.9 Applicable Law. The Plan and all rights hereunder shall be governed, construed and administered in accordance with the laws of the State of California with the exception that any Trust Agreement which may constitute a part of the Plan shall be construed and enforced in all respects under and by the laws of the State in which the Trustee thereunder is located.


                              END OF ARTICLE XVIII

                                  ARTICLE XIX

                                 TENDER OFFERS


                 Section 19.1 Retention/Sale of Employer Stock. The Trustee has no authority or responsibility to sell or dispose of Employer Stock acquired by the Trust Fund regardless of fluctuations in value of the Employer Stock except as follows:

                 (A) In the normal course of Trust administration, the Trustee shall sell Employer Stock only to satisfy the Committee and distribution requirements as directed by the Committee or in accordance with provisions of this Plan specifically authorizing such sales.

                 (B) In the event of a tender offer involving the Employer Stock (hereinafter referred to as a "Tender Offer"), the Trustee shall sell, convey or transfer Employer Stock only in accordance with the written instructions of the Participants or the Committee delivered to the Trustee as hereafter provided in this Article.

                 Section 19.2 Suspension of Employer Stock Purchases. In the event of a Tender Offer, the Trustee shall suspend all purchases of Employer Stock except those that might be in the Trustee's sole discretion necessary to satisfy Plan administration or distribution requirements. Until termination of such Tender Offer, subject to the direction of the Committee, the Trustee shall invest any available cash not otherwise invested in Employer Stock due to the restriction of this Article in such other assets as are authorized under the Trust Agreement.

                 Section 19.3 Information to Trustee. Promptly after the filing date of the Tender Offer, the Committee shall (i) deliver to the Trustee a list of the names and addresses of Participants with Employer Stock allocated to their Employee Stock Ownership Accounts Employee Matching Accounts and Qualified Employer Contribution Accounts (if any) showing the number of such Employer Stock so allocated and (ii) inform the Trustee, in writing, of the number of unallocated Employer Stock that remain at any time during the pendency of the Tender Offer. The Committee shall date and certify as correct the Participant list and the unallocated Employer Stock balance.

                 Section 19.4 Information to Participants. The Trustee shall request confidential written instructions from Participants who wish to tender Employer Stock credited to their Accounts pursuant to the Tender Offer. In seeking such instructions, the Trustee shall distribute and/or make available to each affected Participant all or any portion of the following materials deemed relevant by the Trustee:

                 (A) A copy of the description of the terms and conditions of the Tender Offer filed with the Securities and Exchange Commission on
Schedule 14D-1.

                 (B) If requested by the Employer, a statement from Employer management setting forth its position with respect to the Tender Offer which is filed with the Securities and Exchange Commission on Schedule 14D-9 and/or a communication from the Employer conforming with 17 C.F.R. 240.14d-9(e), as amended.

                 (C) An instruction form to be used by any Participant who wishes to instruct the Trustee to tender Employer Stock held in the Participant's Account(s), in response to the Tender Offer. The instruction form shall state that (i) if the Participant fails to return an instruction form to the Trustee by the indicated deadline, the Trustee will not tender any Employer Stock held in the Participant's Account(s), and (ii) the Participant's instructions to the Trustee shall be kept confidential.

                 (D) Such additional material or information as the Trustee may consider necessary to assist the Participant in completing or delivering the instruction form (andy any amendments thereto) to the Trustee on a timely basis.

                 Section 19.5 Expense. The Trustee shall have the right to require payment in advance by the Employer and the party making the Tender Offer of all reasonably anticipated expenses of the Trustee in connection with the distribution of information to the Participants and the processing of instructions received from the Participants.

                 Section 19.6 Follow-Up Efforts; Other Information. The Trustee shall make such reasonable follow-up efforts, including without limitation, additional mailings or deliveries, bulletins, and posting in work areas as the Trustee considers appropriate under the circumstances to ensure that each Participant is made aware of his right to respond to the Tender Offer. The Employer shall furnish former Participants who have received Employer Stock so recently as not to be shareholders of record with the information given to Participants pursuant to Section 19.4. The Trustee is hereby authorized to tender any Employer Stock it may receive from such former Participants in accordance with appropriate instructions from them.

                 Section 19.7 No Recommendations. Neither the Committee nor the Trustee shall express any opinion or give any advice or recommendation to any Participant concerning the Tender Offer nor shall they have any authority or responsibility to do so. The Trustee has no duty to monitor or police the party making the Tender Offer or the Employer in promoting or resisting the Tender Offer provided, however, that if the Trustee becomes aware of activity that on its face reasonably appears to the Trustee to be materially false, misleading or coercive, the Trustee shall demand promptly that the offending party take appropriate corrective action, the Trustee shall communicate with affected Participants in such manner as it deems advisable.

                 Section 19.8 Tender of Employer Stock. The Trustee shall sell, convey or transfer Employer Stock allocated to Participants' Accounts pursuant to the terms and conditions of the Tender Offer as directed by Participants on the instruction forms. The Trustee shall sell, convey or transfer unallocated Employer Stock pursuant to the Tender Offer as directed by the Committee.

                 Section 19.9 Confidentiality. The Trustee shall keep Participant instructions to tender Employer Stock in confidence to the extent that the Trustee, in its discretion, determines that it is necessary to do so in order to comply with ERISA and any applicable regulations or other pronouncements of the U.S. Department of Labor.

                 Section 19.10 Investment of Proceeds. If Employer Stock are sold pursuant to the Tender Offer, the Committee or a duly appointed Investment Manager qualified under Section 3(38) of ERISA shall direct the Trustee regarding the investment of the proceeds of such sale provided, however, that such proceeds shall not be reinvested in Employer Stock in the absence of confidential written instructions to the Trustee from affected Participants until such time as the Tender Offer lapses.


                               END OF ARTICLE XIX

                                   ARTICLE XX

                       POST-1992 PLAN DISTRIBUTION RULES


                 Section 20.1 Distribution on or after January 1, 1993. This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                 Section 20.2  Definitions.

                 (A) Eligible Rollover Distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                 (B) Eligible Retirement Plan. An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                 (C) Distributee. A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternative payee under a qualified domestic relations order, as defined in
Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                 (D) Direct Rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.


                               END OF ARTICLE XXI


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
                 The Employer has caused this Plan to be executed this ____th day of December, 1994.
                                            COMBANCORP



                                            By /s/Richard F. Demerjian
                                               ---------------------------------
                                                Richard F. Demerjian
                                                President



                                            By /s/Esther G. Wilson
                                               ---------------------------------
                                                Esther G. Wilson
                                                Secretary


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